                                                                 Exhibit 10.17

                                 EXECUTION COPY

                                CREDIT AGREEMENT
                                ----------------



       THIS CREDIT AGREEMENT, dated as of March 13, 1997 (this "Agreement"), is by and between PETROLEUM DEVELOPMENT CORPORATION, a Nevada corporation (the "Company"), and THE FIRST NATIONAL BANK OF CHICAGO, a national banking association (the "Bank").

                                    RECITALS
                                    --------

       1. The Company and NBD Bank, a Michigan banking corporation formerly known as NBD Bank, N.A. ("NBD-Michigan") have heretofore entered into a Credit Agreement dated as of November 17, 1993, as amended by a First Amendment to Credit Agreement dated as of September 30, 1994, by a Second Amendment to Credit Agreement dated as of December 4, 1995, and by a Third Amendment to Credit Agreement dated as of October 16, 1996, and as assigned by NBD-Michigan to the Bank pursuant to the Assignment of Credit Agreement, Note and Collateral dated as of November 1, 1996 (such Credit Agreement, as amended and assigned, the "Original Credit Agreement").

       2. The Company desires to amend and restate the Original Credit Agreement, as evidenced by this Agreement.

       3. The Company desires to obtain a secured credit facility providing for revolving credit loans in the aggregate principal amount of $10,000,000, which amount may be increased, at the sole and uncontrolled discretion of the Bank, up to an aggregate principal amount of $20,000,000 in increments of not less than $2,500,000, which credit facility may include standby letters of credit of up to $3,000,000, to provide funds for its working capital needs, and the Bank is willing to establish such a credit facility in favor of the Company on the terms and conditions herein set forth.


                                   AGREEMENT
                                   ---------

       In consideration of the premises and of the mutual agreements herein contained, the parties hereto agree as follows:


       SECTION 1.   Definitions.
                    -----------

       1.1  Certain Definitions.  As used herein, the following terms shall have
            -------------------
the following respective meanings:

       "Adjusted Total Liabilities" of any person shall mean, as of any date as
        --------------------------
of which the amount thereof is to be determined, the Total Liabilities of such person less any drilling program liabilities to the extent offset by unrestricted cash held in trust which may be used to pay such liabilities.

       "Advance" shall mean any Loan and any Letter of Credit Advance.
        -------

       "Advance Date" shall mean each date for the making of an Advance as
        ------------
specified in the notice delivered by the Company under Section 3.1(a) and permitted by this Agreement.

       "Affiliate", when used with respect to any person, shall mean any other
        ---------
person which, directly or indirectly, controls or is controlled by or is under common control with such person or any other person which is owned 5% or more by such person or any Subsidiary or other Affiliate of such person. For purposes of this definition "control" (including the correlative meanings of the terms "controlled by" and "under common control with"), with respect to any person, shall mean possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such person, whether through the ownership of voting securities or otherwise.

       "Alternate Base Rate" shall mean the per annum rate equal to the greater
        -------------------
of (a) the Corporate Base Rate in effect from time to time, and (b) the sum of one-half of one percent (0.5%) per annum plus the Federal Funds Rate in effect from time to time; which Alternate Base Rate shall change simultaneously with any change in such Corporate Base Rate or Federal Funds Rate, as the case may be.

       "Alternate Base Rate Loan" shall mean any Loan which bears interest at
        ------------------------
the Alternate Base Rate.

       "Applicable LIBOR Rate Margin" shall mean the following margin based upon
        ----------------------------
the percentage of Borrowing Base utilized as adjusted on the first day of each fiscal quarter of the Company; provided, that, the LIBOR Rate shall not be
                               --------  ----
adjusted pursuant to the Applicable LIBOR Rate Margin for any outstanding LIBOR Rate Loan until after the end of the LIBOR Interest Period for such LIBOR Rate
Loan:

            Percentage of Borrowing                             LIBOR
                 Base Utilized                                Rate Margin
        --------------------------------                      -----------

        Less than 25%                                            2.00%
        Greater than or equal to 25% but less than 75%           2.25%
        Greater than or equal to 75%                             2.50%

; provided, however, that during the continuance of any Event of Default, the
  --------  -------
Applicable LIBOR Rate Margin shall be 3.00%.

       "Borrowing Base" shall mean the maximum principal amount of Advances that
        --------------
can be made, and thereafter remain outstanding, with adequate Loan Safety Factors, as shall be determined by the Bank as of the Effective Date and adjusted by the Bank from time to time as determined by the Bank in its sole discretion.

       "Business Day" shall mean any day other than a Saturday or Sunday or
        ------------
other day on which the Bank is not open for transaction of substantially all of its banking functions.

       "Cash Flow" of any person shall mean, for any period, the Net Income of
        ---------
such person for such period plus, to the extent deducted in determining such Net Income, (i) depreciation, depletion and amortization of such person for such period, minus, to the extent included in such Net Income, (ii) any extraordinary or non-recurring or other gain or income item not from the normal operations of such person, all as determined in accordance with GAAP.

       "Code" shall mean the Internal Revenue Code of 1986, as amended from time
        ----
to time, and the regulations thereunder.

       "Collateral" shall have the meaning ascribed thereto in Section 5.1(a)
        ----------
hereof.

       "Commitment" shall mean the commitment of the Bank to make Loans and
        ----------
Letter of Credit Advances pursuant to Section 2.1, in amounts not exceeding in aggregate principal amount outstanding at any time $10,000,000, as such amount may be reduced from time to time pursuant to Section 2.2 or increased from time to time pursuant to Section 2.3.

       "Consolidated" or "consolidated" shall mean, when used with reference to
        ------------      ------------
any financial term in this Agreement, the aggregate for two or more Persons of the amount signified by such term for all such Persons determined on a consolidated basis and in accordance with GAAP.

       "Contingent Liabilities" of any person shall mean, as of any date, all
        ----------------------
obligations of such person or of others for which such person is contingently liable, as obligor, guarantor, surety or in any other capacity, or in respect of which obligations such person assures a creditor against loss or agrees to take any action to prevent any such loss (other than endorsements of negotiable instruments for collection in the ordinary course of business), including without limitation all reimbursement obligations of such person in respect of any letters of credit, surety bonds or similar obligations and all obligations of such person to advance funds to, or to purchase assets, property or services from, any other person in order to maintain the financial condition of such other person.

       "Corporate Base Rate" shall mean the per annum rate announced by the Bank
        -------------------
from time to time as its "corporate base rate" (it being acknowledged that such announced rate may not necessarily be the lowest rate charged by the Bank to any of its customers); which Corporate Base Rate shall change simultaneously with any change in such announced rate.

       "Current Assets" and "Current Liabilities" of any person shall mean, as
        --------------       -------------------
of any date, all assets or liabilities, respectively, of such person which, in accordance with GAAP, should be classified as current assets or current liabilities, respectively, on a balance sheet of such person, provided, however,
                                                              --------  -------
that (a) Advances outstanding under this Agreement shall be excluded from Current Liabilities and (b) assets which are considered current assets solely because they are held for sale shall be excluded from Current Assets.

       "Deeds of Trust" shall mean the Deeds of Trust and Security Agreement
        --------------
made by the Company in favor of the Bank from time to time, including without limitation those dated as of November 17, 1993, as amended or modified from time to time.

       "Default" shall mean any Event of Default or any event or condition which
        -------
might become an Event of Default with notice or lapse of time or both.

       "Dollars" and "$" shall mean the lawful money of the United States of
        -------       -
America.

       "Effective Date" shall mean the effective date specified in the final
        --------------
paragraph of this Agreement.

       "Environmental Laws" at any date shall mean all provisions of law,
        ------------------
statute, ordinances, rules, regulations, judgments, writs, injunctions, decrees, orders, awards and standards promulgated by the government of the United States of America or any foreign government or by any state, province, municipality or other political subdivision thereof or therein or by any court, agency, instrumentality, regulatory authority or commission of any of the foregoing concerning the protection of, or regulating the discharge of substances into, the environment.

       "ERISA" shall mean the Employee Retirement Income Security Act of 1974,
        -----
as amended from time to time, together with any successor statute thereto and the regulations thereunder.

       "ERISA Affiliate" shall mean any trade or business (whether or not
        ---------------
incorporated) which (i) together with the Company or any Subsidiary, would be treated as a single employer under Section 414(b) or (c) of the Code or (ii) for purposes of liability under Section 412(C)(11) of the Code, the lien created under Section 412(n) of the Code or for a tax imposed for failure to meet minimum funding standards under Section 4971 of the Code, a member of the same affiliated service group (within the meaning of Section 401(m) of the Code) as the Company or any Subsidiary, or any other trade or business described in clause (i) above.

       "Event of Default" shall mean any of the events or conditions described
        ----------------
in Section 8.1.

       "Federal Funds Rate" shall mean the per annum rate that is equal to the
        ------------------
average of the rates on overnight federal funds transactions with members of the Federal Reserve System arranged by federal funds brokers, as published by the Federal Reserve Bank of New York for such day, or, if such rate is not so published for any day, the average of the quotations for such rates received by the Bank from three federal funds brokers of recognized standing selected by the Bank in its discretion;

all as conclusively determined by the Bank, such sum to be rounded up, if necessary, to the nearest whole multiple of one one-hundredth of one percent (1/100 of 1%), which Federal Funds Rate shall change simultaneously with any change in such published or quoted rates.

       "Fixed Charge Coverage Ratio" of any person shall mean, as of any date,
        ---------------------------
the ratio of (i) the Cash Flow of such person to (ii) the Fixed Charges of such person, all as determined in accordance with GAAP for the twelve-month period ending on the date of determination.

       "Fixed Charges" of any person shall mean, for any period, the sum,
        -------------
without duplication, of (a) interest paid or payable during such period by such person on Indebtedness of such person, plus (b) all payments of principal or other sums paid or payable during such period by such person with respect to Indebtedness of such person having a final maturity more than one year from the date of creation of such Indebtedness, except optional prepayments on the Loans, plus (c) all debt discount and expense amortized or required to be amortized during such period by such person, plus (d) all obligations of such person in respect of any interest rate or currency swap, rate cap or similar transaction paid or required to be paid during such period by such person, plus (e) the maximum amount of all rents and other payments (exclusive of property taxes, property and liability insurance premiums and maintenance costs but inclusive of any capital expenditures for maintaining the properties on which the Oil and Gas Interests lie) paid or required to be paid by such person during such period under any capital lease or other lease of real or personal property in respect of which such period is obligated as a lessee or user, plus (f) all dividends and other distributions paid or payable or otherwise accumulating during such period on any capital stock of such person, all as determined in accordance with GAAP.

       "Future Net Income" shall mean the aggregate amount of Net Income from
        -----------------
Oil and Gas Interests reasonably estimated by the Bank as of 7:00 a.m. on the date of any determination to be receivable by the Company in the future.

       "GAAP" shall mean generally accepted accounting principles applied on a
        ----
basis consistent with that reflected in the financial statements referred to in
Section 6.7 hereof.

       "Guaranties" shall mean the guaranties entered into by each of the
        ----------
Guarantors for the benefit of the Bank pursuant to Section 9 of this Agreement, as amended or modified from time to time.

       "Guarantor" shall mean each Subsidiary of the Company and each person
        ---------
otherwise becoming a Subsidiary of the Company, or otherwise entering into a Guaranty, from time to time.

       "Hazardous Materials" includes, without limitation, any flammable
        -------------------
explosives, radioactive materials, hazardous materials, hazardous waste, hazardous or toxic substances or related materials defined in the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended (42 USC 9601 et seq.), the Hazardous Materials Transportation Act, as amended (49 USC 1801 et seq.), the Resource Conservation and Recovery Act, as amended (42 USC 6901 et seq.) and in the regulations adopted and publication promulgated pursuant thereto, or any other federal, state or local governmental law, ordinance, rule, regulation or policy.

       "Hydrocarbons" shall mean oil, gas, casinghead gas, drip gasoline,
        ------------
natural gas and
condensates and all other liquid or gaseous hydrocarbons.

       "Indebtedness" of any person shall mean, as of any date, (a) all
        ------------
obligations of such Person for borrowed money, (b) all obligations which are secured by any lien or encumbrance existing on property owned by such Person whether or not the obligation secured thereby shall have been assumed by such Person, (c) all obligations as lessee under any lease which, in accordance with GAAP, is or should be capitalized on the books of the lessee, (d) the deferred purchase price for goods, property or services acquired by such Person, and all obligations of such Person to purchase such goods, property or services where payment therefore is required regardless of whether or not delivery of such goods or property or the performance of such services is ever made or tendered, other than unsecured trade payables incurred in the ordinary course of business,
(e) all obligations of such Person to advance funds to, or to purchase property or services from, any other Person in order to maintain the financial condition of such Person, (f) all obligations of such person in respect of any interest rate or currency swap, rate cap or other similar transaction (valued in an amount equal to the highest termination payment, if any, that would be payable by such person upon termination for any reason on the date of termination), and
(g) all obligations of such person or of others for which such person is contingently liable, as guarantor, surety or in any other similar capacity, or in respect of which obligations such person assures a creditor against loss or agrees to take any action to prevent any such loss (other than endorsements of negotiable instruments for collection in the ordinary course of business), including without limitation all reimbursement obligations of such person in respect of any letters of credit, surety bonds or similar obligations and all obligations of such person to advance funds to, or to purchase assets, property or services from, any other person in order to maintain the condition, financial or otherwise, of such other person.

       "Interest Payment Date" shall mean (a) with respect to any LIBOR Rate
        ---------------------
Loan, the last day of each Interest Period with respect to such LIBOR Rate Loan and, in the case of any Interest Period exceeding three months, those days that occur during such Interest Period at intervals of three months after the first day of such Interest Period, and (b) in all other cases, the last Business Day of each month, commencing with the first such Business Day after a Loan is made, and ending with the Termination Date.

       "Interest Period" shall mean any LIBOR Interest Period.
        ---------------

       "Letter of Credit" shall mean a standby letter of credit having a stated
        ----------------
expiry date or a date upon which the draft must be reimbursed not later than twelve months after the date of issuance and not later than the fifth Business Day before the Termination Date issued by the Bank for the account of the Company under an application and related documentation acceptable to the Bank requiring, among other things, immediate reimbursement by the Company to the Bank in respect of all drafts or other demand for payment honored thereunder and all expenses paid or incurred by the Bank relative thereto.

       "Letter of Credit Advance" shall mean any issuance of a Letter of Credit
        ------------------------
under Section 3.1 made pursuant to Section 2.1(b).

       "Letter of Credit Documents" shall have the meaning ascribed thereto in
        --------------------------
Section

4.3(b).

       "LIBOR Business Day" shall mean, with respect to any LIBOR Rate Loan, a
        ------------------
day which is both a Business Day and a day on which dealings in Dollar deposits are carried out in the London interbank market.

       "LIBOR Interest Period" shall mean, with respect to any LIBOR Rate Loan,
        ---------------------
the period commencing on the day such LIBOR Rate Loan is made or converted to a LIBOR Rate Loan and ending on the day which is one, two, three or six months thereafter, as the Company may elect under Section 3.1 or 3.4, and each subsequent period commencing on the last day of the immediately preceding LIBOR Interest Period and ending on the day which is one, two, three or six months thereafter, as the Company may elect under Section 3.1 or 3.4, provided,
                                                               --------
however, that (a) any LIBOR Interest Period which commences on the last LIBOR
-------
Business Day of a calendar month (or on any day for which there is no numerically corresponding day in the appropriate subsequent calendar month) shall end on the last LIBOR Business Day of the appropriate subsequent calendar month, (b) each LIBOR Interest Period which would otherwise end on a day which is not a LIBOR Business Day shall end on the next succeeding LIBOR Business Day or, if such next succeeding LIBOR Business Day falls in the next succeeding calendar month, on the next preceding LIBOR Business Day, and (c) no LIBOR Interest Period which would end after the Termination Date shall be permitted.

       "LIBOR Rate" shall mean, with respect to any LIBOR Rate Loan and the
        ----------
related LIBOR Interest Period, the per annum rate that is equal to the sum of:

         (a) the Applicable LIBOR Rate Margin, plus

         (b) the rate per annum obtained by dividing (i) the per annum rate of interest at which deposits in Dollars for such LIBOR Interest Period and in an aggregate amount comparable to the amount of such LIBOR Rate Loan are offered to the Bank by other prime banks in the London interbank market at approximately 11:00 a.m. London time on the second LIBOR Business Day prior to the first day of such LIBOR Interest Period by (ii) an amount equal to one minus the stated maximum rate (expressed as a decimal) of all reserve requirements (including, without limitation, any marginal, emergency, supplemental, special or other reserves) that are specified on the first day of such LIBOR Interest Period by the Board of Governors of the Federal Reserve System (or any successor agency thereto) for determining the maximum reserve requirement with respect to eurocurrency funding (currently referred to as "Eurocurrency liabilities" in Regulation D of such Board) maintained by a member bank of such System;

all as conclusively determined by the Bank, such sum to be rounded up, if necessary, to the nearest whole multiple of one one-hundredth of one percent (1/100 of 1%).

       "LIBOR Rate Loan" shall mean any Loan which bears interest at the LIBOR
        ---------------
Rate.

       "Lien" shall mean any pledge, assignment, hypothecation, mortgage,
        ----
security interest, deposit arrangement, option, conditional sale or title retaining contract, sale and leaseback transaction, financing statement filing, lessor's or lessee's interest under any lease, subordination of any claim or right, or any other type of lien, charge, encumbrance, preferential arrangement or other claim or right.

       "Loan" shall mean any Loan made by the Bank to the Company pursuant to
        ----
Section 2.1(a). Any such Loan or portion thereof may also be denominated as a Alternate Base Rate Loan or a LIBOR Rate Loan and such Loans are referred to herein as "types" of Loans.

       "Loan Safety Factors" shall mean (i) the aggregate outstanding principal
        -------------------
balance of the Advances is not to exceed the difference of (A) 50% of the present value (discounted at a rate to be reasonably determined from time to time in good faith by the Bank in its sole discretion) of the Future Net Income from Proved Developed Reserves, less (B) the outstanding aggregate principal balance of all Indebtedness of the Partnerships. The factors affecting and used in calculating the above Loan Safety Factors shall be subject to change by the Bank at any time and from time to time as determined by the Bank to reflect any change of market or economic conditions, any change in the Oil and Gas Interests, any change in any governmental regulations or policies or any other change in any other similar event or occurrence; the Bank's determination in such respect shall be conclusive and binding upon the parties hereto.

       "Major Sales Contract" shall mean, at any time, any agreement between the
        --------------------
Company and any Person for the sale of Hydrocarbons if the aggregate sales of Hydrocarbons to such Person during the twelve months immediately preceding such time equals or exceeds 10% of the aggregate sales of Hydrocarbons by the Company during the twelve months immediately preceding such time.

       "Mortgages" shall have the meaning ascribed thereto in Section 5.1(a).
        ---------

       "Multiemployer Plan" shall mean any "multiemployer plan" as defined in
        ------------------
Section 4001(a)(3) of ERISA or Section 414(f) of the Code.

       "Net Income" of any Person shall mean, for any period, the net income (or
        ----------
loss) of such Person for such period taken as a single accounting period, determined in accordance with GAAP; minus to the extent included in determining
                                    -----
such Net Income, without duplication: (a) the income of any other person in which any other person other than the Person has a joint interest or partnership interest, except to the extent of the amount of dividends or other distributions actually paid to the Person by such other person during such period, (b) the income of any other person accrued prior to the date such other person's assets are acquired by the Person, (c) the proceeds of any insurance policy, (d) gains from the sale, exchange, transfer or other disposition of property or assets not in the ordinary course of business of the Person and related tax effects in accordance with GAAP, and (e) any extraordinary or non-recurring gains or any other gains not from the normal operations of the Person and related tax effects in accordance with GAAP.

       "Net Income from Oil and Gas Interests" shall mean the aggregate of the
        -------------------------------------
net proceeds payable to the Company from the sale of Hydrocarbons attributable to Proved Developed Reserves which are part of the Collateral, such net proceeds to be determined by subtracting from such proceeds the aggregate of all costs and expenses incurred in connection with the production and sale of such Hydrocarbons and the generation of such revenues, including without limitation: (i) all producing and operating costs, including without limitation expenses of development, extraction, treatment, maintenance, processing, handling, storage, marketing, transportation, delivery, environmental remediation (if any) and sale; (ii) all taxes imposed or assessed with respect to, or measured by, or charged against or attributable to, such Hydrocarbons, including without limitation all applicable mineral, severance, ad valorem, windfall profits and property taxes; (iii) capital expenditures incurred in connection with such production and sale; and (iv) all royalties, overriding royalties, production payments and other burdens, charges or fees to which such Hydrocarbons, revenues or any interest therein may be subject.

       "Note" shall mean the promissory note of the Company issued to the Bank
        ----
in the form annexed hereto as Exhibit A, evidencing borrowings under Section 2.1
                              ---------
hereof, as amended or modified from time to time and together with any promissory note or notes issued in exchange or replacement therefor.

       "Oil and Gas Interests" shall mean all leasehold interests, mineral fee
        ---------------------
interests, overriding royalty and royalty interests, net revenue and net working interests and all other rights and interests relating to Hydrocarbons, including any reserves thereof.

       "Operative Documents" shall mean this Agreement, the Note, the Security
        -------------------
Documents, the Rate Hedging Agreements, and any other agreement or instrument relating thereto.

       "Overdue Rate" shall mean (a) in respect of principal of Alternate Base
        ------------
Rate Loans, a rate per annum that is equal to the sum of three percent (3%) per annum plus the Alternate Base Rate, (b) in respect of principal of LIBOR Rate Loans, a rate per annum that is equal to the sum of three percent (3%) per annum plus the per annum rate in effect thereon until the end of the then current Interest Period for such Loan and, thereafter, a rate per annum that is equal to the sum of three percent (3%) per annum plus the Alternate Base Rate, and (c) in respect of other amounts payable by the Company hereunder (other than interest), a per annum rate that is equal to the sum of three percent (3%) per annum plus the Alternate Base Rate.

       "Partnership Agreements" shall mean all present and future partnership
        ----------------------
agreements and similar documents of each Partnership and all agreements and documents executed or delivered in connection therewith.

       "Partnership Debt" shall mean the aggregate amount of all Indebtedness of
        ----------------
the Partnerships.

       "Partnerships" shall mean any partnership, joint venture or similar
        ------------
entity in which the Company is, directly or indirectly, a partner, general or limited, or has any other ownership interest.

       "PBGC" shall mean the Pension Benefit Guaranty Corporation and any entity
        ----
succeeding to any or all of its functions under ERISA.

       "Permitted Liens" shall mean the Liens permitted by Section 7.2(h)
        ---------------
hereof.

       "Person" shall include an individual, a corporation, an association, a
        ------
partnership, a trust or estate, a joint stock company, an unincorporated organization, a joint venture, a government (foreign or domestic), and any agency or political subdivision thereof, or any other entity.

       "Plan" shall mean, with respect to any Person, any employee benefit or
        ----
other plan (other than a Multiemployer Plan) maintained by such Person for its employees and covered by Title IV of ERISA or to which Section 412 of the Code applies.

       "Pledge of Partnership Interests" shall mean the Pledge of Partnership
        -------------------------------
Interests dated as of November 17, 1993, made by the Company in favor of the Bank, as amended or modified from time to time.

       "Proved Developed Reserves" shall mean all Oil and Gas Interests of the
        -------------------------
Company and which, to the satisfaction of the Bank, are estimated, with reasonable certainty, and as demonstrated by geological and engineering data acceptable to the Bank, to be economically recoverable from existing wells requiring no more than minor workover operations from existing completion intervals open for production and which are producing, and have proven reserves of, Hydrocarbons.

       "Rate Hedging Agreement" shall mean an agreement, device or arrangement
        ----------------------
providing for payments which are related to fluctuations of interest rates, exchange rates or forward rates, including, but not limited to, dollar-denominated or cross-currency interest rate exchange agreements, forward currency exchange agreements, interest rate cap or collar protection agreements, forward rate currency or interest rate options, puts and warrants. Unless otherwise specified, reference to "Rate Hedging Agreement" shall mean a Rate Hedging Agreement between the Company and the Bank.

       "Rate Hedging Obligations" of a person shall mean any and all obligations
        ------------------------
of such person, whether absolute or contingent and howsoever and whensoever created, arising, evidenced or acquired (including all renewals, extensions and modifications thereof and substitutions therefore), under (i) any and all Rate Hedging Agreements, and (ii) any and all cancellations, buy backs, reversals, terminations or assignments of any Rate Hedging Agreement. Unless otherwise specified, reference to "Rate Hedging Obligations" shall mean Rate Hedging Obligations based on Rate Hedging Agreements between the Bank and the Company, and such Rate Hedging Obligations shall be the aggregate net credit exposure, as determined by the Bank in its sole discretion from time to time, resulting from all outstanding Rate Hedging Agreements between the Company and the Bank.

       "Reportable Event" shall mean a reportable event as described in Section
        ----------------
4043(b) of ERISA including those events as to which the thirty (30) day notice period is waived under Part 2615 of the regulations promulgated by the PBGC under ERISA.

       "Security Agreement" shall mean the Security Agreement dated as of
        ------------------
November 17,

1993 made by the Company in favor of the Bank, as amended or modified from time to time.

       "Security Documents" shall have the meaning ascribed thereto in Section
        ------------------
5.1(c).

       "Subordinated Debt" shall mean, as of any date, the aggregate outstanding
        -----------------
principal balance of all debt of the Company which is subordinate and junior in right and priority of payment to the Advances and other Indebtedness of the Company to the Bank, on terms and by written agreement satisfactory to the Bank.

       "Subsidiary" of any person shall mean any other person (whether now
        ----------
existing or hereafter organized or acquired) in which (other than directors qualifying shares required by law) at least a majority of the securities or other ownership interests of each class having ordinary voting power or analogous right (other than securities or other ownership interests which have such power or right only by reason of the happening of a contingency), at the time as of which any determination is being made, are owned, beneficially and of record, by such person or by one or more of the other Subsidiaries of such person or by any combination thereof. Unless otherwise specified, reference to "Subsidiary" shall mean a Subsidiary of the Company.

       "Tangible Net Worth" of any person shall mean, as of any date, (a) the
        ------------------
amount of any capital stock, paid in capital and similar equity accounts plus (or minus in the case of a deficit) the capital surplus and retained earnings of such person and the amount of any foreign currency translation adjustment account shown as a capital account of such person, less (b) the net book value of all items of the following character which are included in the assets of such person: (i) goodwill, including without limitation, the excess of cost over book value of any asset, (ii) organization or experimental expenses, (iii) unamortized debt discount and expense, (iv) patents, trademarks, tradenames and copyrights, (v) treasury stock, (vi) franchises, licenses and permits, and (vii) other assets which are deemed intangible assets under GAAP.

       "Termination Date" shall mean the earlier to occur of (a) December 31,
        ----------------
1999 and (b) the date on which the Commitment shall be terminated pursuant to
Section 2.2 or 8.2.

       "Total Debt" of any person shall mean, as of any date as of which the
        ----------
amount thereof is to be determined, the total funded debt of such person, in accordance with GAAP.

       "Total Liabilities" of any person shall mean, as of any date as of which
        -----------------
the amount thereof is to be determined, all obligations which, in accordance with GAAP, are or should be classified as liabilities on a balance sheet of such person, including, even if not classified as a liability on a balance sheet of such person, the present value, as determined by the Bank, of all liabilities under noncapitalized long term leases.

       1.2  Other Definitions; Rules of Construction.  As used herein, the terms
            ----------------------------------------
"Bank," "Company," and "this Agreement" shall have the respective meanings ascribed thereto in the introductory paragraph of this Agreement. Such terms, together with the other terms defined in Section 1.1, shall include both the singular and the plural forms thereof and shall be construed accordingly. All computations required hereunder and all financial terms used herein shall be made or construed in accordance with GAAP unless such principles are inconsistent with the express requirements of this Agreement.


       SECTION 2.   The Commitment.
                    --------------

       2.1  Advances.  The Bank agrees, subject to the terms and conditions
            --------
herein set forth, (a) to make Loans to the Company at any time and from time to time from the Effective Date hereof until the Termination Date not to exceed in aggregate principal amount at any time outstanding the lesser of (i) the Commitment less Letter of Credit Advances and Rate Hedging Obligations and (ii) the Borrowing Base less Letter of Credit Advances and Rate Hedging Obligations and (b) to issue Letter of Credit Advances to the Company not to exceed in aggregate principal amount at any time outstanding the lesser of (i) $3,000,000 less Loans and Rate Hedging Obligations and (ii) the Borrowing Base less Loans and Rate Hedging Obligations. On the Effective Date, the Company shall issue and deliver to the Bank a Note in the principal amount of the Commitment. Each Loan shall be in a minimum amount of $100,000 and integral multiples of $50,000.

       2.2  Termination or Reduction of Commitment.  (a) The Company shall have
            --------------------------------------
the right to terminate or reduce the Commitment at any time and from time to time, provided that (i) the Company shall give notice of such termination or
      --------
reduction to the Bank specifying the amount and effective date thereof, (ii) each partial reduction of the Commitment shall be in a minimum amount of $100,000 and in integral multiples of $50,000, (iii) no such termination or reduction, either in whole or part and including without limitation any termination, shall be permitted with respect to any portion of the Commitment as to which a request for an Advance is then pending, and (iv) the Commitment may not be terminated if any Advance is then outstanding and may not be reduced below the principal amount of the Advances then outstanding. The Commitment or any portion thereof so terminated or reduced may not be reinstated.

          (b) For purposes of this Agreement, a Letter of Credit Advance (i) shall be deemed outstanding in an amount equal to the sum of the maximum amount available to be drawn under the related Letter of Credit on or after the date of determination and on or before the stated expiry date thereof plus the amount of any draws under such Letter of Credit that have not been reimbursed as provided in Section 4.3 and (ii) shall be deemed outstanding at all times on and before such stated expiry date or such earlier date on which all amounts available to be drawn under such Letter of Credit have been fully drawn, and thereafter until all related reimbursement obligations have been paid pursuant to Section 4.3.
As provided in Section 4.3, upon each payment made by the Bank in respect of any draft or other demand for payment under any Letter of Credit, the amount of any Letter of Credit Advance outstanding immediately prior to such payment shall be automatically reduced by the amount of each Loan deemed advanced in respect of the related reimbursement obligation of the Company.

       2.3  Increase in Commitment.  The Bank may from time to time, at its sole
            ----------------------
and uncontrolled discretion, upon written request of the Company, elect to increase the amount of the Commitment in minimum amounts of $2,500,000 or integral multiples thereof, provided that the Commitment shall not exceed $20,000,000. Each such increase of the Commitment shall be evidenced by a new Note, duly executed on behalf of the Company, reflecting the amount of the new Commitment, in replacement of, but not in satisfaction of, any existing Note.

       2.4  Discretionary Increase of Commitment.  Notwithstanding any other
            ------------------------------------
provisions of this Agreement, it is understood and agreed that the Bank shall at no time be obligated to increase the Commitment, despite compliance with any express conditions precedent thereto, and despite the fact that there may not then exist an Event of Default.


       SECTION 3.   The Advances.
                    ------------

       3.1  Disbursement of Advances.
            ------------------------

          (a) The Company shall give the Bank notice of its request for each Advance in substantially the form of Exhibit B hereto not later than 11:00 a.m.
                                     ---------
Chicago time (i) three LIBOR Business Days prior to the date such Advance is requested to be made if such Advance is to be made as a LIBOR Rate Loan, (ii) five Business Days prior to the date any Letter of Credit Advance is requested to be made, and (iii) on the date such Advance is requested to be made in all other cases, which notice shall specify whether a LIBOR Rate Loan or Alternate Base Rate Loan or a Letter of Credit Advance is requested and, in the case of each requested LIBOR Rate Loan, the Interest Period to be initially applicable to such Loan and, in the case of each Letter of Credit Advance, such information as may be necessary for the issuance thereof by the Bank. Subject to the terms and conditions of this Agreement, the proceeds of each such requested Loan shall be made available to the Company by depositing the proceeds thereof, in immediately available funds, on the Advance Date for such Loan in an account maintained and designated by the Company at the principal office of the Bank. Subject to the terms and conditions of this Agreement, the Bank shall, on the date any Letter of Credit Advance is requested to be made, issue the related Letter of Credit for the account of the Company. Notwithstanding anything herein to the contrary, the Bank may decline to issue any requested Letter of Credit on the basis that the beneficiary, the purpose of issuance or the terms or the conditions of drawing are unacceptable to the Bank in its discretion.

          (b) All Loans made under this Section 3.1 shall be evidenced by the Note and all such Loans shall be due and payable and bear interest as provided in Section 4.2. The Bank is hereby authorized by the Company to record on the schedule attached to the Note, or in its books and records, the date, amount and type of each Loan and the duration of the related Interest Period (if applicable), the amount of each payment or prepayment of principal thereon, and the other information provided for on such schedule, which schedule or books and records, as the case may be, shall constitute prima facie evidence of the information so recorded, provided, however, that failure of the Bank to record,
                         --------  -------
or any error in recording, any such information shall not relieve the Company of its obligation to repay the outstanding principal amount of the Loans, all accrued interest thereon and other amounts payable with respect thereto in accordance with the terms of the Note and this Agreement. Subject to the terms and conditions of this Agreement, the Company may borrow Loans under this
Section 3.1, prepay Loans pursuant to Section 4.1(b) and reborrow Loans under this Section 3.1.

       3.2. Conditions of Advances.  The Bank shall not be obligated to make any
            ----------------------
Advance hereunder at any time unless:

          (a) Prior to or simultaneously with the first Advance hereunder, there shall have been delivered to the Bank the following documents, in form and substance satisfactory to the Bank:

          (i) the favorable opinion of such counsel for the Company, as shall be approved by the Bank, with respect to the matters set forth in Sections 6.1, 6.2, 6.3, 6.4, 6.5, 6.6, 6.8, 6.9, 6.10 and 6.12 hereof and such other matters as the Bank shall reasonably request, all in form and substance satisfactory to the Bank;

          (ii) certified copies of such corporate documents of the Company and each Guarantor including the Company's and each Guarantor's articles of incorporation, by-laws and good standing certificates, and such documents evidencing necessary corporate action with respect to this Agreement, the Advances, the Note and the Security Documents, and certifying to the incumbency of, and attesting to the genuineness of the signatures of, those officers authorized to act on behalf of the Company or such Guarantor, as the case may be, as the Bank shall request;

          (iii) the Security Documents required as of the Effective Date under Section 5.1, duly executed on behalf of the Company or any Guarantor, together with evidence of the recordation, filing and other action in such jurisdictions as the Bank may deem necessary or appropriate with respect to the Security Documents and evidence of the first-priority of the Bank's liens and security interests under the Security Documents, subject only to Permitted Liens, including without limitation such opinions of counsel required by the Bank;

          (iv) the Note duly executed on behalf of the Company;

          (v) payment of the fees required by Section 4.4 as of the Effective Date;

          (vi) environmental investigations and documents requested by the Bank, all in form and substance satisfactory to the Bank;

          (vii) the Bank shall have determined that the Advances may be made with adequate Loan Safety Factors, and such determination shall be made by the Bank in its sole discretion and based upon the evaluation of the Loan Safety Factors;

          (viii) evidence that the Partnerships have been properly formed and that the Company is a general partner of each Partnership;

          (ix) duly executed copies of the Partnership Agreements, each in form and substance satisfactory to the Bank and duly certified as a true and complete copy thereof by the Company, together with evidence satisfactory to the Bank that all transactions contemplated by, and conditions precedent to, any of the foregoing agreements have been satisfied;

          (x) copies of all agreements relating to any material Indebtedness for borrowed money, any preferred stock, any joint ventures or partnerships, any Major Sales Contracts or any other material documents requested by the Bank;

          (xi) in the case of any Letter of Credit Advance, an application for the related Letter of Credit and other related documentation requested by and acceptable to the Bank appropriately completed and duly executed on behalf of the Company; and

                (xii) such other agreements, documents, conditions and certificates as reasonably requested by the Bank.

          (b) The aggregate outstanding principal amount of all such Advances and Rate Hedging Obligations, after giving effect to each proposed Advance and each Rate Hedging Obligation does not exceed the lesser of the Commitment or the Borrowing Base.

          (c) On and as of the date of each such Advance, the representations and warranties contained in Section 6 hereof shall be true and correct as if made on such date; provided, however, that for purposes of this Section 3.2(c)
                   --------  -------
the representations and warranties contained in Section 6.7 hereof shall be deemed made with respect to both the financial statements referred to therein and the most recent financial statements delivered pursuant to Section 7.1(d)(ii) and (iii).

            (d) No Default has occurred and is continuing or will exist upon the disbursement of such Advance.

       3.3  Certification.  Acceptance of the proceeds of any Advance hereunder
            -------------
by the Company shall be deemed to be a certification by the Company at such time with respect to the matters set forth in subparagraphs (b), (c) and (d) of
Section 3.2.

       3.4  Subsequent Elections as to Loans.  The Company may elect (a) to
            --------------------------------
continue a LIBOR Rate Loan, or a portion thereof, as a LIBOR Rate Loan or (b) may elect to convert a LIBOR Rate Loan, or a portion thereof, to a Alternate Base Rate Loan or (c) elect to convert a Alternate Base Rate Loan, or a portion thereof, to a LIBOR Rate Loan in each case by giving notice thereof to the Bank in substantially the form of Exhibit C hereto not later than 11:00 a.m. Chicago
                             ---------
time three LIBOR Business Days prior to the date any such continuation of or conversion to a LIBOR Rate Loan is to be effective and not later than 11:00 a.m. Chicago time one Business Day prior to the date such continuation or conversion is to be effective in all other cases, provided that an outstanding LIBOR Rate
                                       --------
Loan may only be converted on the last day of the then current Interest Period with respect to such Loan, and provided, further, if a continuation of a Loan
                               --------  -------
as, or a conversion of a Loan to, a LIBOR Rate Loan is requested, such notice shall also specify the Interest Period to be applicable thereto upon such continuation or conversion. If the Company shall not timely deliver such a notice with respect to any outstanding LIBOR Rate Loan, the Company shall be deemed to have elected to convert such LIBOR Rate Loan to a Alternate Base Rate Loan on the last day of the then current Interest Period with respect to such Loan.

       3.5  Limitation of Requests and Elections.  Notwithstanding any other
            ------------------------------------
provision of this Agreement to the contrary, if, upon receiving a request for a LIBOR Rate Loan pursuant to Section 3.1, or a request for a continuation of a LIBOR Rate Loan as a LIBOR Rate Loan of the then existing type, or a request for a conversion of a Alternate Base Rate Loan to a LIBOR Rate Loan pursuant to
Section 3.4, (a) in the case of any LIBOR Rate Loan, deposits in Dollars for periods comparable to the Interest Period elected by the Company are not available to the Bank in the London interbank market, or (b) the LIBOR Rate will not adequately and fairly reflect the cost to the Bank of making, funding or maintaining the related LIBOR Rate Loan, or (c) by reason of national or international financial, political or economic conditions or by reason of any applicable law, treaty or other international agreement, rule or regulation (whether domestic or foreign) now or hereafter in effect, or the interpretation or administration thereof by any governmental authority charged with the interpretation or administration thereof, or compliance by the Bank with any guideline, request or directive of such authority (whether or not having the force of law), including without limitation exchange controls, it is impracticable, unlawful or impossible for, or shall limit or impair the ability of, (i) the Bank to make or fund the relevant Loan or to continue such Loan as a Loan of the then existing type or to convert a Loan to such a Loan or (ii) the Company to make or the Bank to receive any payment under this Agreement at the place specified for payment hereunder or to freely convert any amount paid into Dollars at market rates of exchange or to transfer any amount paid or so converted to the address of its principal office specified in Section 10.2, then the Company shall not be entitled, so long as such circumstances continue, to request a Loan of the affected type pursuant to Section 3.1 or a continuation of or conversion to a Loan of the affected type pursuant to Section 3.4. In the event that such circumstances no longer exist, the Bank shall again consider requests for Loans of the affected type pursuant to Section 3.1, and requests for continuations of and conversions to Loans of the affected type pursuant to
Section 3.4.

       3.6  Minimum Amounts; Limitation on Number of Loans; Etc.  Except for (a)
            ---------------------------------------------------
Advances which exhaust the entire remaining amount of the Commitments, and (b) payments required pursuant to Section 4.1(c) or Section 4.8, each Advance and each continuation or conversion pursuant to Section 3.4 and each prepayment thereof shall be in an integral multiple of $50,000, provided, however, that
                                                      --------  -------
each LIBOR Rate Loan shall be in a minimum amount of $1,000,000 and in multiples of $1,000,000 if in excess thereof.


       SECTION 4.   Payments and Prepayments; Fees.
                    ------------------------------

       4.1  Principal Payments.
            ------------------

          (a) The Advances.  Unless earlier payment is required under this
              ------------
Agreement, the Company shall pay the outstanding principal amount of, and all accrued interest on, the Advances on the Termination Date.

          (b) Prepayments.  The Company may from time to time prepay all or a
              -----------
portion of the Loans without premium or penalty, provided, however, that (i) the
                                                 --------  -------
Company shall have given not less than one Business Day's prior written notice thereof to the Bank, (ii) each such prepayment shall be in an integral multiple of $50,000, (iii) the Company may not prepay any portion of any Loan as to which an election for a continuation of or a conversion to a LIBOR Rate Loan is pending pursuant to
Section 3.4, and (iv) unless earlier payment is required under this Agreement, any LIBOR Rate Loan may only be prepaid on the last day of the then current Interest Period with respect to such Loan. Upon the giving of such notice, the aggregate principal amount of such Loan or portion thereof so specified in such notice, together with such accrued interest and other amounts, shall become due and payable on the specified prepayment date.

          (c) Borrowing Base Exceeded.  If it should be determined by the Bank
              -----------------------
at any time and from time to time that the principal amount of the Advances and the Rate Hedging Obligations exceeds the Borrowing Base, the Company shall promptly, in addition to all payments of principal and interest required to be paid on the Note, prepay the Note in an amount by which, in the determination of the Bank, such aggregate principal amount outstanding exceeds the Borrowing Base. If any such prepayment would be in excess of the outstanding amount of the Loans, the Company shall deliver cash collateral to the Bank to secure the outstanding Letters of Credit and the Rate Hedging Obligations in the amount of such excess which is greater than the outstanding Loans and the Company hereby grants to the Bank a first priority lien and security interest in such collateral, and all such cash collateral shall be under the sole and exclusive control of the Bank. All determinations made pursuant to this Section 4.1(c) shall be made by the Bank and shall be conclusively binding on the parties.

       4.2  Interest Payments.  (a)  The Company shall pay interest to the Bank
            -----------------
on the unpaid principal amount of each Loan, on each Interest Payment Date and at maturity (whether at stated maturity, by acceleration or otherwise), and thereafter on demand, at the following rates per annum:

          (b) During such periods that such Loan is a Alternate Base Rate Loan, the Alternate Base Rate.

          (c) During such periods that such Loan is a LIBOR Rate Loan, the LIBOR Rate applicable to such Loan for each related LIBOR Interest Period.

          (d) Notwithstanding the foregoing paragraphs (a), (b) and (c), the Company hereby agrees to pay interest on demand at the Overdue Rate on the outstanding principal amount of any Loan and any other amount payable by the Company hereunder (other than interest) upon and during the continuance of any Default, without notice from the Bank.

       4.3  Letter of Credit Reimbursement Payments.
            ---------------------------------------

          (a) (i) The Company agrees to pay to the Bank, on the day on which the Bank shall honor a draft or other demand for payment presented or made under any Letter of Credit, an amount equal to the amount paid by the Bank in respect of such draft or other demand under such Letter of Credit and all expenses paid or incurred by the Bank relative thereto. Unless the Company shall have made such payment to the Bank on such day, upon each such payment by the Bank, the Bank shall be deemed to have disbursed to the Company, and the

Company shall be deemed to have elected to satisfy its reimbursement obligation by, a Loan bearing interest at the Alternate Base Rate for the account of the Bank in an amount equal to the amount so paid by the Bank in respect of such draft or other demand under such Letter of Credit. Such Loan shall be disbursed notwithstanding any failure to satisfy any conditions for disbursement of any Loan set forth in Section 3 hereof and, to the extent of the Loan so disbursed, the reimbursement obligation of the Company under this Section 4.3 shall be deemed satisfied; provided, however, that nothing in this Section 4.3 shall be
                  --------  -------
deemed to constitute a waiver of any Default or Event of Default caused by the failure to the conditions for disbursement or otherwise.

          (ii) If, for any reason (including without limitation as a result of the occurrence of an Event of Default with respect to the Company pursuant to
Section 8.1(g)), Alternate Base Rate Loans may not be made by the Bank as described in Section 4.3(a)(i), then the Company agrees that each reimbursement amount not paid pursuant to the first sentence of Section 4.3(a)(i) shall bear interest, payable on demand by the Bank, at the interest rate then applicable to Alternate Base Rate Loans.

          (b) The reimbursement obligation of the Company under this Section 4.3 shall be absolute, unconditional and irrevocable and shall remain in full force and effect until all obligations of the Company to the Bank hereunder shall have been satisfied, and such obligations of the Company shall not be affected, modified or impaired upon the happening of any event, including without limitation, any of the following, whether or not with notice to, or the consent of, the Company:

          (i) Any lack of validity or enforceability of any Letter of Credit or any documentation relating to any Letter of Credit or to any transaction related in any way to such Letter of Credit (the "Letter of Credit Documents");

          (ii) Any amendment, modification, waiver, consent, or any substitution, exchange or release of or failure to perfect any interest in collateral or security, with respect to any of the Letter of Credit Documents;

          (iii) The existence of any claim, setoff, defense or other right which the Company may have at any time against any beneficiary or any transferee of any Letter of Credit (or any persons or entities for whom any such beneficiary or any such transferee may be acting), the Bank or any other person or entity, whether in connection with any of the Letter of Credit Documents, the transactions contemplated herein or therein or any unrelated transactions;

          (iv) Any draft or other statement or document presented under any Letter of Credit proving to be forged, fraudulent, invalid or insufficient in any respect or any statement therein being untrue or inaccurate in any respect;

          (v) Payment by the Bank to the beneficiary under any Letter of Credit against presentation of documents which do not comply with the terms of the Letter of Credit, including failure of any documents to bear any reference or adequate reference to such Letter of Credit;

          (vi) Any failure, omission, delay or lack on the part of the Bank or any party to any of the Letter of Credit Documents to enforce, assert or exercise any right, power or remedy conferred upon the Bank or any such party under this Agreement or any of the Letter of Credit Documents, or any other acts or omissions on the part of the Bank or any such party;

          (vii) Any other event or circumstance that would, in the absence of this clause, result in the release or discharge by operation of law or otherwise of the Company from the performance or observance of any obligation, covenant or agreement contained in this Section 4.3.

No setoff, counterclaim, reduction or diminution of any obligation or any defense of any kind or nature which the Company has or may have against the beneficiary of any Letter of Credit shall be available hereunder to the Company against the Bank. Nothing in this Section 4.3 shall limit the liability, if any, of the Bank to the Company pursuant to Section 10.5.

       4.4  Fees.  (a) The Company agrees to pay to the Bank (i) a commitment
            ----
fee computed at the rate of one-quarter of one percent (0.25%) per annum on the amount by which the lesser of the Commitment or the Borrowing Base exceeds the aggregate outstanding principal amount of the Advances and any Rate Hedging Obligations (commitment fee on available portion of Commitment), and (ii) a commitment fee computed at the rate of one-eighth of one percent (0.125%) per annum on the amount by which the Commitment exceeds the Borrowing Base (commitment fee on unavailable portion of Commitment), for the period from the Effective Date until the Termination Date. Said fees shall be paid quarterly in arrears, on the last Business Day of each January, April, July and October and on the Termination Date commencing on the first such date after the Effective Date.

          (b) The Company agrees to pay to the Bank a closing fee of $11,500.

          (c) The Company agrees to pay to the Bank engineering fees equal to
(i) $7,500 per year, payable in advance (and non-refundable) in semi-annual installments of $3,750 payable on the Effective Date and each date six months thereafter, and (ii) $3,500 for any review of the Borrowing Base more than twice in any year.

          (d) The Company agrees to pay to the Bank a facility fee each time the Bank increases the amount of the Commitment pursuant to Section 2.3 of this Agreement, which facility fee shall be computed at the rate of one-half of one percent (0.50%) of the amount by which the Bank increases the amount of the Commitment.

          (e) On or before the date of issuance of any Letter of Credit, the Company agrees to pay to the Bank a fee computed at the rate of one and one-half percent (1.50%) per annum of the maximum amount available to be drawn from time to time under such Letter of Credit for the period from and including the date of issuance of such Letter of Credit to and including the stated expiry date of such Letter of Credit. Such fees are nonrefundable and the Company shall not be entitled to any rebate of any portion thereof if such Letter of Credit does not remain outstanding through its stated expiry date or for any other reason. The Company further agrees to pay to the Bank, on demand, such other customary administrative fees, charges and expenses of the Bank in respect of the issuance, negotiation, acceptance, amendment, transfer and payment of such Letter of Credit or otherwise payable pursuant to the application and related documentation under which such Letter of Credit is issued.

       4.5  Payment Method. All payments to be made by the Company hereunder
            --------------
will be made in Dollars and in immediately available funds to the Bank at its address set forth on the signature pages hereto not later than 11:00 a.m. Chicago time on the date on which such payment shall become due. Payments received after 11:00 a.m. Chicago time shall be deemed to be payments made prior to 11:00 a.m. Chicago time on the next succeeding Business Day. At the time of making each such payment, the Company shall specify to the Bank that obligation of the Company hereunder to which such payment is to be applied, or, in the event that the Company fails to so specify or if an Event of Default shall have occurred and be continuing, the Bank may apply such payments as it may determine in its sole discretion.

       4.6  No Setoff or Deduction.  All payments of principal of and interest
            ----------------------
on the Loans and other amounts payable by the Company hereunder shall be made by the Company without setoff or counterclaim, and free and clear of, and without deduction or withholding for, or on account of, any present or future taxes, levies, imposts, duties, fees, assessments, or other charges of whatever nature, imposed by any governmental authority, or by any department, agency or other political subdivision or taxing authority.

       4.7  Payment on Non-Business Day; Payment Computations.  Except as
            -------------------------------------------------
otherwise provided in this Agreement to the contrary, whenever any installment of principal of, or interest on, any Loan outstanding hereunder or any other amount due hereunder, becomes due and payable on a day which is not a Business Day, the maturity thereof shall be extended to the next succeeding Business Day and, in the case of any installment of principal, interest shall be payable thereon at the rate per annum determined in accordance with this Agreement during such extension. Computations of interest and other amounts due under this Agreement shall be made on the basis of a year of 360 days for the actual number of days elapsed, including the first day but excluding the last day of the relevant period.

       4.8  Additional Costs.
            ----------------

          (a) In the event that any applicable law, treaty, rule or regulation (whether domestic or foreign) now or hereafter in effect and whether or not presently applicable to the Bank, or any interpretation or administration thereof by any governmental authority charged with the interpretation or administration thereof, or compliance by the Bank with any guideline, request or directive of any such authority (whether or not having the force of law), affects or would affect the amount of capital required or expected to be maintained by the Bank or any corporation controlling the Bank and the Bank determines that the amount of such capital is increased by or based upon the existence of the Bank's obligations hereunder and such increase has the effect of reducing the rate of return on the Bank's capital as a consequence of its obligations hereunder to a level below that which the Bank could have achieved but for such circumstances (taking into consideration its policies with respect to capital adequacy) by an amount deemed by the Bank to be material, then the Company shall pay to the Bank from time to time, upon request by the Bank, additional amounts sufficient to compensate the Bank for any increase in the amount of capital and reduced rate of return which the Bank reasonably determines to be allocable to the existence of the Bank's obligations hereunder. A statement as to the amount of such compensation, prepared in good faith and in reasonable detail by the Bank and submitted by the Bank to the Company, shall be conclusive and binding for all purposes absent manifest error in computation.

          (b) In the event that any applicable law, treaty or other international agreement, rule or regulation (whether domestic or foreign) now or hereafter in effect and whether or not presently applicable to the Bank, or any interpretation or administration thereof by any governmental authority charged with the interpretation or administration thereof, or compliance by the Bank with any guideline, request or directive of any such authority (whether or not having the force of law), shall (i) affect the basis of taxation of payments to the Bank of any amounts payable by the Company under this Agreement (other than taxes imposed on the overall net income of the Bank, by the jurisdiction, or by any political subdivision or taxing authority of any such jurisdiction, in which the Bank has its principal office), or (ii) shall impose, modify or deem applicable any reserve, special deposit or similar requirement against assets of, deposits with or for the account of, or credit extended by the Bank, or
(iii) shall impose any other condition with respect to this Agreement, the Commitment, the Note, the Loans, or any Letter of Credit, and the result of any of the foregoing is to increase the cost to the Bank of making, funding or maintaining any LIBOR Rate Loan or any Letter of Credit or to reduce the amount of any sum receivable by the Bank thereon, then the Company shall pay to the Bank, from time to time, upon request by the Bank additional amounts sufficient to compensate the Bank for such increased cost or reduced sum receivable to the extent, in the case of any LIBOR Rate Loan, the Bank is not compensated therefor in the computation of the interest rate applicable to such LIBOR Rate Loan. A statement as to the amount of such increased cost or reduced sum receivable, prepared in good faith and in reasonable detail by the Bank and submitted by the Bank to the Company, shall be conclusive and binding for all purposes absent manifest error in computation.

       4.9  Illegality and Impossibility.  In the event that any applicable law,
            ----------------------------
treaty or other international agreement, rule or regulation (whether domestic or foreign) now or hereafter in effect and whether or not presently applicable to the Bank, or any interpretation or administration thereof by any governmental authority charged with the interpretation or administration thereof, or compliance by the Bank with any guideline, request or directive of such authority (whether or not having the force of law), including without limitation exchange controls, (a) shall make it unlawful or impossible for the Bank to maintain any Loan under this Agreement, (b) shall make it impracticable, unlawful or impossible for, or shall in any way limit or impair ability of, the Company to make or the Bank to receive any payment under this Agreement at the place specified for payment hereunder, the Company shall upon receipt of notice thereof from the Bank, repay in full the then outstanding principal amount of each Loan so affected, together with all accrued interest thereon to the date of payment and all amounts owing to the Bank under Section 4.8, (i) on the last day of the then current Interest Period applicable to such Loan if the Bank may lawfully continue to maintain such Loan to such day, or (ii) immediately if the Bank may not continue to maintain such Loan to such day.

       4.10 Indemnification.  If the Company makes any payment of principal with
            ---------------
respect to any LIBOR Rate Loan on any other date than the last day of an Interest Period applicable thereto (whether pursuant to Section 4.1(c), Section 4.8, Section 8.2 or otherwise), or if the Company fails to borrow any LIBOR Rate Loan after notice has been given to the Bank in accordance with Section 3.1(a), or if the Company fails to make any payment of principal or interest in respect of a LIBOR Rate Loan when due, the Company shall reimburse the Bank on demand for any resulting loss or expense incurred by the Bank, including without limitation any loss incurred in obtaining, liquidating or employing deposits from third parties, whether or not the Bank shall have funded or committed to fund such Loan. A statement as to the amount of such loss or expense, prepared in good faith and in reasonable detail by the Bank and submitted by the Bank to the Company, shall be conclusive and binding for all purposes absent manifest error in computation. Calculation of all amounts payable to the Bank under this
Section 4.10 shall be made as though the Bank shall have actually funded or committed to fund the relevant LIBOR Rate Loan through the purchase of an underlying deposit in an amount equal to the amount of such Loan in the relevant market and having a maturity comparable to the related Interest Period and, through the transfer of such deposit to a domestic office of the Bank in the United States; provided, however, that the Bank may fund any LIBOR Rate Loan in
               --------  -------
any manner it sees fit and the foregoing assumption shall be utilized only for the purpose of calculation of amounts payable under this Section 4.10.


       SECTION 5.   Security.
                    --------

       5.1  Security Documents.  To secure amounts due under this Agreement, the
            ------------------
Note, any Rate Hedging Agreements with the Bank and to secure all other Indebtedness and obligations of the Company to the Bank, whether direct or indirect, absolute or contingent, due or to become due, now existing or hereafter arising, the Company shall:

          (a) Execute and deliver to the Bank, on or before the Effective Date, such indentures of mortgage, deeds of trust, security agreements, financing statements and assignments of production and other agreements, including, without limitation, the Deeds of Trust (as amended or modified from time to time, the "Mortgages"), in form and substance satisfactory to the Bank, granting the Bank a first-priority, perfected and enforceable lien and security interest, subject only to the Permitted Liens, in the following (collectively, with all other assets described in Section 5.1(c), the "Collateral"): all Oil and Gas Interests of the Company, whether now owned or hereafter acquired, including without limitation all leasehold, royalty, fee and mineral interests and all other rights in connection therewith, and all interests in machinery, equipment, materials, improvements, hereditaments, appurtenances and other property, real, personal and/or mixed, now or hereafter a part of or obtained in or used in connection with such properties, including, without limitation, all interests of the Company in and to any and all Hydrocarbons and other minerals now in storage or now or hereafter located in, under, on or produced from, such properties or otherwise and an assignment of production from such properties to the Bank;

          (b) Cause to be executed and delivered to the Bank, on or before the Effective Date, the Guaranties executed by each Guarantor, in form and substance satisfactory to the Bank; and

          (c) Execute and deliver to the Bank, on or before the Effective Date, the Security Agreement, Pledge of Partnership Interests, financing statements and other agreements (all of the foregoing, together with the Mortgages, the Guaranties and any other security or other collateral documents delivered from time to time pursuant to this Agreement, as amended or modified from time to time, the "Security Documents"), in form and substance satisfactory to the Bank, granting to the Bank a first-priority, perfected and enforceable lien and security interest, subject only to the Permitted Liens, in all other assets, whether real, personal or mixed, and whether now owned or hereafter existing and wherever located, of the Company.

       5.2  Additional Security Documents.  If at any time requested by the
            -----------------------------
Bank, the Company shall execute and deliver such additional documents, and shall take such other action, as the Bank may reasonably consider necessary or proper to evidence or perfect the liens and security interests described in Section 5.1 hereof.


       SECTION 6.   Representations and Warranties.
                    ------------------------------

       The Company and the Guarantors each represents and warrants to the Bank that:

       6.1  Corporate Existence and Power.  Each of the Company and the
            -----------------------------
Guarantors is a corporation duly organized, validly existing and in good standing under the laws of the state of its incorporation, and is duly qualified to do business and in good standing in each additional jurisdiction where such qualification is necessary under applicable law. Each of the Company and the Guarantors has all requisite corporate power to own its properties and to carry on its business as now being conducted and as proposed to be conducted, and to execute and deliver this Agreement, the Note and the Security Documents to which it is a party and to engage in the transactions contemplated by this Agreement, the Note and the Security Documents.

       6.2  Corporate Authority.  The execution, delivery and performance by the
            -------------------
Company and each Guarantor of this Agreement, the Note, and the Security Documents, as applicable, are within its corporate powers, have been duly authorized by all necessary corporate action and are not in contravention of any law, rule or regulation, or any judgment, decree, writ, injunction, order or award of any arbitrator, court or governmental authority, or of the terms of the Company's or such Guarantor's charter or by-laws, or of any contract or undertaking to which it is a party or by which the Company or any Guarantor or any of their property may be bound or affected.

       6.3  Binding Effect.  This Agreement is, and the Note and the Security
            --------------
Documents to which the Company or any Guarantor is a party when delivered hereunder will be, legal, valid and binding obligations of the Company and the Guarantors enforceable against the Company and the Guarantors in accordance with their respective terms except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting enforcement of creditors' rights generally and by general principles of equity (whether applied in a proceeding at law or in equity).

       6.4  Subsidiaries.  Schedule 6.4 hereto correctly sets forth the
            ------------   ------------
corporate name, jurisdiction of incorporation and ownership of each Subsidiary of the Company and each Guarantor. All Subsidiaries of the Company and the Guarantors are duly organized, validly existing and in good standing under the laws of their jurisdictions of incorporation and are duly qualified to do business in each jurisdiction where such qualification is or may be necessary under applicable law. All outstanding shares of capital stock of each class of each Subsidiary of the Company and the Guarantors have been and will be validly issued and are and will be fully paid and nonassessable and are and will be owned, beneficially and of record, by the Company or a Guarantor, free and clear of any Liens.

       6.5  Liens.  The properties of the Company and the Guarantors (including
            -----
without limitation the Collateral) are not subject to any Lien except Permitted Liens.

       6.6  Litigation.  There is no action, suit or proceeding pending or, to
            ----------
the best of its knowledge, threatened or contemplated against or affecting the Company or any Guarantor before or by any court, governmental authority, or arbitrator which if adversely decided might result, either individually or collectively, in any material adverse change in the business, property, operations or conditions, financial or otherwise, of the Company or any Guarantor or any of their Subsidiaries and, to the best of the Company's and the Guarantors' knowledge, there is no basis for any such action, suit or proceeding.

       6.7  Financial Condition.  The consolidated balance sheet of the Company
            -------------------
and its Subsidiaries and the consolidated statements of income and cash flow of the Company and its Subsidiaries for the fiscal year ended December 31, 1995 and reported on by KPMG Peat Marwick LLP and the interim consolidated balance sheet and interim consolidated statements of income and cash flow of the Company and its Subsidiaries, as of or for the nine-month period ended on September 30, 1996, contained in the Company's most recent Form 10-Q, copies of which have been furnished to the Bank, fairly present, and the financial statements of the Company and its Subsidiaries delivered pursuant to Section 7.1(d) will fairly present, the consolidated financial position of the Company and its Subsidiaries and is at their respective dates thereof, the consolidated results of operations of the Company and its Subsidiaries for their respective periods indicated, all in accordance with GAAP consistently applied. There has been no material adverse change in the business, properties, operations or condition, financial or otherwise, of the Company or any of its Subsidiaries since December 31, 1995. There is no material Contingent Liability of the Company or any of its Subsidiaries that is not reflected in such financial statements or in the notes thereto.

       6.8  Use of Advances.  Neither the Company nor any Guarantor extends or
            ---------------
maintains, in the ordinary course of business, credit for the purpose, whether immediate, incidental, or ultimate, of buying or carrying margin stock (within the meaning of Regulation U of the Board of Governors of the Federal Reserve System), and no part of the proceeds of any Advance will be used for the purpose, whether immediate, incidental, or ultimate, of buying or carrying any such margin stock or maintaining or extending credit to others for such purpose. After applying the proceeds of the Advances, such margin stock will not constitute more than 25% of the value of the assets that are subject to any provisions of this Agreement or any Security Document that may cause the Advances to be secured, directly or indirectly by margin stock.

       6.9  Security Documents.  The Security Documents create a valid and
            ------------------
enforceable first-priority lien on and perfected security interest in all right, title and interest of the Company in and to the Collateral described therein, securing all amounts intended to be secured thereby (including without limitation all principal of and interest on the Note) subject only to the Permitted Liens. The respective net revenue interests of the Company in and to the Oil and Gas Interests as set forth in the Security Documents, are true and correct and accurately reflect the interests to which the Company is legally entitled subject only to the Permitted Liens.

       6.10 Consents, Etc.  No consent, approval or authorization of or
            --------------
declaration, registration or filing with any governmental authority or any nongovernmental person or entity, including without limitation any creditor or stockholder of it, is required on the part of it in connection with the execution, delivery and performance of this Agreement, the Note, the Security Documents or the transactions contemplated hereby or as a condition to the legality, validity or enforceability of this Agreement, the Note or any of the Security Documents.

       6.11 Taxes.  The Company and the Guarantors have each filed all tax
            -----
returns (federal, state and local) required to be filed and have each paid all taxes shown thereon to be due, including interest and penalties, or have established adequate financial reserves on their books and records for payment thereof.

       6.12 Title to Properties.  The Company or a Guarantor has good and
            -------------------
marketable title to, and a valid indefeasible ownership interest in, all of their properties and assets (including, without limitation, the Collateral subject to the Security Documents) free and clear of any Lien except the Permitted Liens, and the Company is the owner of all the Collateral described in the Security Documents to which it is a party. All wells on any of the mortgaged premises have been drilled, operated, shut-in, abandoned or suspended in accordance with good oil and gas field practices and in compliance with all applicable laws, permits, statutes, orders, licenses, rules and regulations. None of the Oil and Gas Interests of the Company or of any Partnership is burdened with any rights of first refusal or any other rights that would restrict the sale of the property or the transfer of good title to any such property. All leases with respect to any Oil and Gas Interests owned by the Company or any Partnership are in good standing and are in full force and effect, all royalties, rents, taxes, assessments and other payments thereunder or with respect thereto have been properly and timely paid and all conditions necessary to keep such leases in full force have been fully performed.

       6.13 ERISA.  The Company, the Guarantors, their respective Subsidiaries
            -----
and their Plans are in compliance in all material respects with those provisions of ERISA and of the Code which are applicable with respect to any Plan. No prohibited transaction (as defined in Section 406 of ERISA and Section 9975 of the Code) and no Reportable Event has occurred with respect to any Plan. None of the Company, any of the Guarantors, any of their Subsidiaries nor any of their ERISA Affiliates is an employer with respect to any multiemployer plan (as defined in Section 4001(a)(3) of ERISA). The Company, the Guarantors, their Subsidiaries and their ERISA Affiliates have met the minimum funding requirements under ERISA and the Code with respect to each of their respective Plans, if any, and have not incurred any liability to the PBGC or any Plan. There is no unfunded benefit liability with respect to any Plan.

       6.14 Environmental and Safety Matters.  The Company, the Guarantors and
            --------------------------------
their respective Subsidiaries are each in substantial compliance with all federal, state and local laws, ordinances and regulations relating to safety and industrial hygiene or to the environmental condition, including without limitation all Environmental Laws in jurisdictions in which it owns any interest in or operates, a well, a facility or site, or arranges for disposal or treatment of hazardous substances, solid waste, or other wastes, accepts for transporting any hazardous substances, solid waste, or other wastes, or holds any interest in real property or otherwise. No demand, claim, notice, suit, suit in equity, action, administrative action, investigation or inquiry whether brought by any governmental authority, private person or entity or otherwise, arising under, relating to or in connection with any Environmental Law is pending or threatened against the Company, any Guarantor or any of their Subsidiaries, any real property in which the Company, any Guarantor or any of their Subsidiaries holds or has held an interest or any past or present operation of the Company, any Guarantor or any of their Subsidiaries. None of the Company, any Guarantor nor any of their respective Subsidiaries (a) is the subject of any federal or state investigation evaluating whether any remedial action is needed to respond to a release of any toxic substances, radioactive materials, hazardous wastes or related materials into the environment, (b) has received any notice of any toxic substances, radioactive materials, hazardous waste or related materials in, or upon any of its properties in violation of any Environmental Law, or (c) knows of any basis for any such investigation, notice or violation. No material release, threatened release or disposal of hazardous waste, solid waste or other wastes is occurring or has occurred on, under or to any real property in which the Company, any Guarantor or any of their Subsidiaries holds any interest or performs any of its operations, in violation of any Environmental Law.

       6.15 Solvency.  Each of the following is true for the Company, the
            --------
Guarantors and their respective Subsidiaries on a consolidated basis: (a) the fair saleable value of their property is (i) greater than the total amount of their liabilities (including contingent liabilities), and (ii) greater than the amount that would be required to pay its probable aggregate liability on their then existing debts as they become absolute and matured; (b) their property is not unreasonable in relation to their business or any contemplated or undertaken transaction; and (c) they do not intend to incur, or believe that they will incur, debts beyond their ability to pay such debts as they become due.

       6.16 Disclosure.  This Agreement and all other documents, certificates,
            ----------
reports or statements or other information furnished to the Bank in writing by or on behalf of the Company or any Guarantor in connection with the negotiation or administration of this Agreement or any transactions contemplated hereby when read together do not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements contained herein
and therein not misleading.   There is no fact known to the Company or any
Guarantor which materially and adversely affects, or which in the future may (so far as the Company or any Guarantor can now foresee) materially and adversely affect, the business, properties, operations or condition, financial or otherwise, of the Company, any Guarantor or any of their Subsidiaries (except for any economic conditions which affect generally the industry in which the Company, the Guarantors and their Subsidiaries conduct business), which has not been set forth in this Agreement or in the other documents, certificates, statements, reports and other information furnished in writing to the Bank by or on behalf of the Company or any Guarantor in connection with the transactions contemplated hereby.

       6.17 Partnerships.  Schedule 6.17 hereto lists all the Partnerships and
            ------------   -------------
the ownership interest of the Company in each Partnership. Each Partnership is duly organized and validly existing under the jurisdiction of its organization, there is no default or other breach under any Partnership Agreement and the Company has fully complied with all of its obligations thereunder.


       SECTION 7.   Covenants.
                    ---------

       7.1  Affirmative Covenants.  Each of the Company and the Guarantors
            ---------------------
covenants and agrees that, until the Termination Date and thereafter until the payment in full of the principal of and accrued interest on the Note and the performance of all other obligations of the Company under this Agreement, the Note and the Security Documents, unless the Bank shall otherwise consent in writing, it shall, and shall cause each of its Subsidiaries to:

          (a) Preservation of Corporate Existence, Etc.  Do or cause to be done
              ----------------------------------------
all things necessary to preserve, renew and keep in full force and effect its and each Partnership's legal existence, and its qualification as a foreign corporation in good standing in each jurisdiction in which such qualification is necessary under applicable law and the rights, licenses, permits (including those required under Environmental Laws), franchises, patents, copyrights, trademarks and trade names material to the conduct of its and each Partnership's businesses; and defend all of the foregoing against all claims, actions, demands, suits or proceedings at law or in equity or by or before any governmental instrumentality or other agency or regulatory authority.

          (b) Compliance with Laws, Etc.  Comply in all material respects with
              --------------------------
all applicable laws, rules, regulations and orders of any governmental authority, whether federal, state, local or foreign (including without limitation ERISA, the Code and Environmental Laws), in effect from time to time; and pay and discharge promptly when due all taxes, assessments and governmental charges or levies imposed upon it or upon its or any Partnership's income, revenues or property, before the same shall become delinquent or in default, as well as all lawful claims for labor, materials and supplies or otherwise, which, if unpaid, might give rise to Liens upon such properties or any portion thereof, except to the extent that payment of any of the foregoing is then being contested in good faith by appropriate legal proceedings and with respect to which adequate financial reserves have been established on its books and records.

          (c) Maintenance of Partnerships, Properties, Insurance.  Maintain,
              --------------------------------------------------
preserve and protect all property that is material to the conduct of its business and keep such property in good repair, working order and condition and from time to time make, or cause to be made all needful and proper repairs, renewals, extensions, additions, improvements and replacements thereto necessary in order that the business carried on in connection therewith may be properly conducted at all times in accordance with customary and prudent business practices for similar businesses; comply with all applicable permits, statutes, laws, orders, licenses, rules and regulations relating to the Oil and Gas Interests owned by it and ensure that all wells and other properties operated by it (either for itself or as a general partner) are operated in accordance with good oil and gas field practices; comply with all of its duties and obligations under each Partnership Agreement to which it is a party and take all actions to maintain all leases and other rights in full force and effect; and, in addition to that insurance required under the Security Documents, maintain in full force and effect insurance with responsible and reputable insurance companies or associations in such amounts, on such terms and covering such risks, including fire and other risks insured against by extended coverage, as is usually carried by companies engaged in similar businesses and owning similar properties similarly situated and maintain in full force and effect public liability insurance, insurance against claims for personal injury or death or property damage occurring in connection with any of its activities or any of any properties owned, occupied or controlled by it, in such amount as it shall reasonably deem necessary, and maintain such other insurance as may be required by law or as may be reasonably requested by the Bank for purposes of assuring compliance with this Section 7.1(c).

            (d) Reporting Requirements.  Furnish to the Bank, in form and
                ----------------------
substance satisfactory to the Bank, the following:

                (i) Promptly and in any event within three calendar days after becoming aware of the occurrence of (A) any Default, (B) the commencement of any material litigation against, by or affecting the Company or any Guarantor and, upon request by the Bank, any material developments therein, or (C) entering into any material contract or undertaking by the Company or any Guarantor that is not entered into in the ordinary course of business, (D) any development in the business or affairs of the Company or any Guarantor which has resulted in or which is likely in the reasonable judgment of the Company or such Guarantor, to result in a material adverse change in the business, properties, operations or condition, financial or otherwise of the Company or such Guarantor or any Subsidiary or (E) default, breach or termination of any lease or (F) any Reportable Event under, or the institution of steps by the Company, any Guarantor or any Subsidiary to withdraw from, or the institution of any steps to terminate, any Plan, a statement of the chief financial officer of the Company or such Guarantor setting forth details of such Default or such event or condition or such litigation and the action which the Company or such Guarantor or such Subsidiary has taken and proposes to take with respect thereto;

                (ii) As soon as available and in any event within 45 days after the end of each fiscal quarter of the Company, the consolidated and consolidating balance sheets of the Company and its Subsidiaries as of the end of such quarter, and the related consolidated and consolidating statements of income and cash flow for the period commencing at the end of the previous fiscal year and ending with the end of such quarter, setting forth in each case in comparative form the corresponding figures for the corresponding date or period of the preceding fiscal year, all in reasonable detail and duly certified (subject to year-end audit adjustments) by an appropriate officer of the Company as having been prepared in accordance with GAAP, together with a certificate of the chief financial officer of the Company stating (A) that no

       Default has occurred and is continuing or, if a Default has occurred and is continuing, a statement setting forth the details thereof and the action which the Company has taken and proposes to take with respect thereto, and (B) that a computation (which computation shall accompany such certificate and shall be in reasonable detail) showing compliance with Section 7.2 (a), (b), (c), (d), (e) and (f) hereof is in conformity with the terms of this Agreement;

                (iii) As soon as available and in any event within 120 days after the end of each fiscal year of the Company, a copy of the consolidated balance sheet of the Company and its Subsidiaries for the fiscal year and related statements of income and cash flow with a customary audit report thereon by KPMG Peat Marwick LLP or other independent certified public accountants selected by the Company and acceptable to the Bank, without qualifications unacceptable to the Bank together with a certificate of such accountants stating that they have reviewed this Agreement and stating further that in making their review in accordance with GAAP nothing came to their attention that made them believe that any Default exists, or if their examination has disclosed the existence of any Default, specifying the nature, period of existence and status thereof;

                (iv) (A) For each privately-held Partnership, upon the request of the Bank, promptly after the sending or filing thereof, copies of all tax returns which such Partnership sends to or files with any federal, state or local government of the United States of America, and (B) for each publicly-held Partnership, upon the request of the Bank, as soon as available and in any event within 120 days after the end of each fiscal year of such Partnership, a copy of the consolidated balance sheet of such Partnership for the fiscal year, and the related statements of income and cash flow of such Partnership for such fiscal year, with a customary audit report thereon by KPMG Peat Marwick LLP or other independent certified public accountants selected by such Partnership and acceptable to the Bank, without qualifications unacceptable to the Bank;

                (v) Promptly after the sending or filing thereof, copies of all reports, proxy statements and financial statements which the Company or any of its Subsidiaries sends to or files with any of their respective security holders or any securities exchange or the Securities and Exchange Commission or any successor agency thereof including, without limitation, quarterly Form 10-Qs of the Company filed with the Securities and Exchange Commission;

                (vi) As soon as possible and in any event within 30 days of the end of each fiscal quarter of the Company, a schedule of all cash receipts and other payments received with respect to any Oil and Gas Interest of the Company, any Partnership or any Subsidiary and as soon as possible and in any event within 45 days after the end of each fiscal quarter of the Company, a schedule of all oil, gas, and other mineral production attributable to the Oil and Gas Interests of the Company, any Partnership or any Subsidiary;

                (vii) Promptly, all title or other information received after the Effective Date by the Company which discloses any material defect in the title to any asset included in the Borrowing Base;

                (viii) As soon as available and in any event within 90 days after the end of each fiscal year of the Company, a reserve report prepared by an independent engineering firm of recognized standing acceptable to the Bank with respect to any Oil and Gas Interest of the Company, each Partnership and each Subsidiary;

                (ix) Promptly, upon the request of the Bank, reserve reports prepared by an independent engineering firm of recognized standing acceptable to the Bank with respect to any Oil and Gas Interest of the Company, any Partnership or any Subsidiary for which there is any significant variance between (A) the information for such Oil and Gas Interest on any reserve reports furnished by the Company pursuant to
       Section 7.1(d)(viii) or otherwise and (B) prior reserve reports or other information received by the Bank with respect to such Oil and Gas Interest;

                (x) As soon as possible and in any event within 15 days after the date of execution thereof, copies of (A) any amendment of any Major Sales Contract, and (B) any Major Sales Contract entered into after the Effective Date;

                (xi) Promptly and in any event within 15 days after becoming aware of the occurrence of any material breach or default under, or repudiation or termination of, any Major Sales Contract, notice of such event;

                (xii) From time to time upon, and within 10 days of, request by the Bank a report describing all insurance with respect to the Company and its Subsidiaries or any of their respective property or assets as of the end of such fiscal year, including, without limitation, liability, casualty, and business interruption (including product liability), insurance, in form and detail satisfactory to the Bank, certified as true and correct by the chief financial officer of the Company or such Subsidiary, as the case may be;

                (xiii) Promptly and in any event within 10 calendar days after receiving or becoming aware thereof, (A) a copy of any notice of intent to terminate any Plan filed with the PBGC, (B) a statement of the chief financial officer of the Company setting forth the details of the occurrence of any Reportable Event with respect to any Plan, (C) a copy of any notice the Company, any Guarantor, any of their Subsidiaries or any ERISA Affiliate may receive from the PBGC relating to the intention of the PBGC to terminate any Plan or to appoint a trustee to administer any Plan, or (D) a copy of any notice of failure to make a required installment or other payment within the meaning of Section 412(n) of the Code or Section 302(f) of ERISA with respect to a Plan;

                (xiv) If received, promptly and in any event within 10 days after receipt, a copy of any management letter or comparable analysis prepared by the auditors for the Company or any of its Subsidiaries; and

                (xv) Promptly, such other information respecting the business, properties or the condition or operations, financial or otherwise, of the Company, any Guarantor, any Partnership and any Subsidiary, including, without limitation, geological and engineering data of the Company and any title work with respect to any Oil and Gas Interests of the Company as the Bank may from time to time reasonably request.

          (e) Access to Records, Books, Etc.  At any reasonable time and from
              ------------------------------
time to time, permit the Bank or any agents or representatives thereof, at the Company's own expense, to examine and make copies of and abstracts from the records and books of account of, and visit the properties of, the Company, any Guarantor, any Partnership and any Subsidiary and to discuss the affairs, finances and accounts of the Company and the Guarantors with their officers and employees. Without limiting the foregoing, the Company agrees that at any reasonable time and from time to time, the Company will permit the Bank or any agents or representations thereof to inspect all opinions with respect to title and other material work received by the Company with respect to any asset included in the Borrowing Base.

          (f) Additional Security and Collateral.  Promptly (i) execute and
              ----------------------------------
deliver additional Security Documents, within 5 days after request therefor by the Bank, sufficient to grant to the Bank liens and security interests in any after acquired property, and (ii) cause each person becoming a Subsidiary of the Company from time to time to execute and deliver to the Bank, within 5 days after such person becomes a Subsidiary, a Guaranty and related Security Documents, together with other related documents, sufficient to grant to the Bank liens and security interests in all collateral of the type described in
Section 5.1. The Company shall notify the Bank, within 10 days after the occurrence thereof, of the acquisition of any property by the Company that is not subject to the existing Security Documents, any persons becoming a Subsidiary and any other event or condition that may require additional action of any nature in order to preserve the effectiveness and perfected status of the liens and security interests of the Bank with respect to such property pursuant to the Security Documents.

          (g) Further Assurances.  Will execute and deliver within 30 days after
              ------------------
request therefor by the Bank, all further instruments and documents and take all further action that may be necessary or desirable, or that the Bank may request, in order to give effect to, and to aid in the exercise and enforcement of the rights and remedies of the Bank under, this Agreement, the Note and the Security Documents, including without limitation causing each lessor of real property to the Company or any Subsidiary to execute and deliver to the Bank, prior to or upon the commencement of any tenancy, an agreement in form and substance acceptable to the Bank duly executed on behalf of such lessor waiving any distraint, lien and similar rights with respect to any property subject to the Security Documents and agreeing to permit the Bank to enter such premises in connection therewith.

       7.2  Negative Covenants.  Until payment in full of the principal of and
            ------------------
accrued interest on the Note, the expiration of this Agreement and the payment and performance of all other obligations of the Company and the Guarantors under this Agreement, the Note and the

Security Documents, the Company and the Guarantors each agrees that, unless the Bank shall otherwise consent in writing, it shall not, and shall not permit any Subsidiary to:

          (a) Tangible Net Worth.  Permit or suffer the Consolidated Tangible
              ------------------
Net Worth of the Company and its Subsidiaries to be less than (i) $20,000,000 at any time during the period from and including the Effective Date to and including December 31, 1997 and (ii) the sum of $20,000,000 plus an amount equal to 50% of the Consolidated Net Income of the Company and it Subsidiaries for each fiscal year of the Company thereafter, to be added as of the end of each fiscal year commencing with the fiscal year ending December 31, 1997, provided that if the Consolidated Net Income of the Company and its Subsidiaries is negative in any fiscal year, the amount added for such fiscal year shall be zero.

          (b) Current Ratio.  Permit or suffer the ratio of Consolidated Current
              -------------
Assets of the Company and its Subsidiaries to Consolidated Current Liabilities of the Company and its Subsidiaries to be less than 0.75 to 1.0.

          (c) Total Liabilities to Tangible Net Worth.  Permit or suffer the
              ---------------------------------------
ratio of Consolidated Total Liabilities of the Company and its Subsidiaries to Consolidated Tangible Net Worth of the Company and its Subsidiaries to be greater than 2.00 to 1.00 at any time.

          (d) Fixed Charge Coverage Ratio.  Permit or suffer, as of the last day
              ---------------------------
of any fiscal quarter of the Company, the Consolidated Fixed Charge Coverage Ratio of the Company and its Subsidiaries to be less than 2.50 to 1.00.

          (e) Partnership Debt.  Permit or suffer the Partnership Debt to be
              ----------------
greater than $500,000 at any time.

          (f) Total Debt to Cash Flow.  Permit or suffer the ratio of
              -----------------------
Consolidated Total Debt of the Company and its Subsidiaries to Consolidated Cash Flow of the Company and its Subsidiaries for the twelve-month period ending on the date of determination to be greater than 2.50 to 1.00 at any time.

          (g) Indebtedness.  Create, incur, assume, guaranty or in any manner
              ------------
become liable in respect of, or suffer to exist, any Indebtedness other than:

                (i)  The Advances;

                (ii) The Indebtedness described in the financial statements referred to in Section 6.7, having the same terms as those existing on the Effective Date, but no increase in the amount thereof shall be permitted;

                (iii) Indebtedness arising under Rate Hedging Agreements with the Bank relating directly to the Advances not exceeding $5,000,000 in notional principal amount; and

                (iv) Other Indebtedness in aggregate outstanding amount not to exceed

       $250,000.

          (h) Liens.  Create, incur or suffer to exist, any Lien to exist on any
              -----
assets, rights, revenues or property, real, personal or mixed, tangible or intangible, other than:

                (i) Liens for taxes not delinquent or for taxes being contested in good faith by appropriate proceedings and as to which adequate financial reserves have been established on its books and records;

                (ii) Liens (other than any Lien imposed by ERISA) created and maintained in the ordinary course of business which are not material in the aggregate, and which would not have a material adverse effect on the business or operations of the Company or any Guarantor and which constitute (A) pledges or deposits under worker's compensation laws, unemployment insurance laws or similar legislation, (B) good faith deposits in connection with bids, tenders, contracts or leases to which the Company or such Guarantor is a party for a purpose other than borrowing money or obtaining credit, including rent security deposits,
       (C) liens imposed by law, such as those of carriers, warehousemen, operators and mechanics, if payment of the obligation secured thereby is not yet due, (D) Liens securing taxes, assessments or other governmental charges or levies not yet subject to penalties for nonpayment, and (E) pledges or deposits to secure public or statutory obligations of the Company or such Guarantor, or surety, customs or appeal bonds to which the Company or such Guarantor is a party;

                (iii) Liens created pursuant to the Security Documents and Liens expressly permitted by the Security Documents; and

                (iv) Each Lien described on Schedule 7.2(h) hereto may be
                                            ---------------
       suffered to exist upon the same terms as those existing on the date hereof, but no modification, extension or renewal thereof shall be permitted.

          (i) Merger; Acquisitions; Etc.  Purchase or otherwise acquire, whether
              --------------------------
in one or a series of transactions, unless the Bank shall otherwise consent in writing, all or any substantial portion of the business assets, rights, revenues or property, real, personal or mixed, tangible or intangible, of any person, or all or any substantial portion of the capital stock of or other ownership interest in any other person; nor merge or consolidate or amalgamate with any other person or take any other action having a similar effect, nor enter into any joint venture or similar arrangement with any other person other than a joint venture or similar arrangement in connection with oil and gas drilling ventures, oil and gas leases or otherwise in connection with oil and gas properties.

          (j) Disposition of Assets; Etc.  Without the prior written consent of
              ---------------------------
the Bank, sell, lease, license, transfer, assign or otherwise dispose of or impair the value of any Collateral or any of its other business, assets, rights, revenues or property, real, personal or mixed, tangible or intangible, whether in one or a series of transactions, other than, if no Default has occurred or would be caused thereby, sales of assets in aggregate amount not to exceed $500,000 in any twelve month period.

          (k) Nature of Business.  Make any substantial change in the nature of
              ------------------
its business from that engaged in on the date of this Agreement or engage in any other businesses other than those in which it is engaged on the date of this Agreement.

          (l) Investments, Loans and Advances, Contingent Liabilities.  Purchase
              -------------------------------------------------------
or otherwise acquire any capital stock of or other ownership interest in, or debt securities of or other evidences of Indebtedness of, any other person; nor enter into any new lease, capital or operating, after the date hereof; nor make any loan or advance of any of its funds or property or make any other extension of credit to, or make any investment or acquire any interest whatsoever in, any other person, other than loans and advances, which together with Indebtedness allowed under Section 7.2(g)(iv), shall not exceed $500,000 in aggregate amount; nor incur any Contingent Liability.

          (m) Dividends.  Make, pay, declare or authorize any dividend, payment
              ---------
or other distribution in respect of any class of its capital stock or any dividend, payment or distribution in connection with the redemption, repurchase, defeasance, conversion, retirement or other acquisition, directly or indirectly, of any shares of its capital stock in excess of 50% of the Company's Net Income for the current fiscal year, provided, however, that no such payment shall be
                             --------  -------
made if before and after the payment of such cash dividend, a Default shall have occurred and be continuing. For purposes of this Section 7.2(m), "capital stock" shall include capital stock (preferred, common or other) and any securities exchangeable for or convertible into capital stock and any warrants, rights or other options to purchase or otherwise acquire capital stock or such securities.

          (n) Transactions with Affiliates.  Enter into or be a party to any
              ----------------------------
transaction or arrangement with any Affiliate (including, without limitation, the purchase from, sale to or exchange of property with, or the rendering of any service by or for, any Affiliate), except in the ordinary course of and pursuant to the reasonable requirements of the Company's, such Guarantor's or such Subsidiary's business and upon fair and reasonable terms no less favorable to the Company, such Guarantor or such Subsidiary than would be obtained in a comparable arms-length transaction with a Person other than an Affiliate.

          (o) Inconsistent Agreements.  Enter into any agreement containing any
              -----------------------
provision which would be violated or breached by this Agreement or any of the transactions contemplated hereby or by performance by the Company, any Guarantor or any of their Subsidiaries of their obligations in connection therewith.

          (p) Partnership Agreements.  Amend, modify, supplement, terminate or
              ----------------------
otherwise modify any Partnership Document, or otherwise take or omit to take any action which could impair any rights or assets of the Company or any Partnership, whether in connection therewith or otherwise.

       SECTION 8.   Default.
                    -------

       8.1  Events of Default.  The occurrence of any one of the following
            -----------------
events or
conditions shall be deemed an "Event of Default" hereunder unless waived by the Bank pursuant to Section 10.1:

          (a) Nonpayment.  The Company shall fail to pay when due any principal
              ----------
of or interest on the Note, any amount due under any Rate Hedging Obligation, any fees or any other amount payable hereunder; or

          (b) Misrepresentation.  Any representation or warranty made by the
              -----------------
Company or any Guarantor in Section 6 hereof, in any Security Document or any other document or certificate furnished by or on behalf of the Company or any Guarantor in connection with this Agreement, shall prove to have been incorrect in any material respect when made; or

          (c) Covenants.  The Company or any Guarantor shall fail to perform or
              ---------
observe any term, covenant or agreement contained in this Agreement, in any Security Document, in any Rate Hedging Agreement or any other agreement or instrument between the Company or any Guarantor and the Bank; or

          (d) Cross Default.  The Company or any Guarantor shall fail to pay any
              -------------
part of the principal of, the premium on, if any, or the interest on, or any other payment of money due under, any of its Indebtedness (other than Indebtedness hereunder), beyond any period of grace provided with respect thereto; or if the Company or any Guarantor fails to perform or observe any other term, covenant or agreement contained in any agreement, document or instrument evidencing or securing any such Indebtedness, or under which any such Indebtedness was issued or created, beyond any period of grace, if any, provided with respect thereto if the effect of such failure is either (i) to cause, or permit the holders of such Indebtedness (or a trustee on behalf of such holders) to cause, any payment in respect of such Indebtedness to become due prior to its due date or (ii) to permit the holders of such Indebtedness (or a trustee on behalf of such holder) to elect a majority of the board of directors of the Company or any Guarantor; or

          (e) Judgments.  A judgment or order for the payment of money, which
              ---------
together with other such judgments or orders exceeds the aggregate amount of $100,000, shall be rendered against the Company or any Guarantor and either (i) enforcement proceedings shall have been commenced by any creditor upon such judgment or order and such judgment or order shall have remained unsatisfied and such proceedings shall have remained unstayed for a period of 10 consecutive days, or (ii) for a period of 10 consecutive days, such judgment or order shall have remained unsatisfied and a stay of enforcement thereof, by reason of pending appeal or otherwise, shall not have been in effect; or

          (f) ERISA.  The occurrence or existence with respect to the Company,
              -----
any Guarantor or any of their ERISA Affiliates of any of the following: (i) any "prohibited transaction" (as defined in Section 406 of ERISA or Section 4975 of the Code) involving any Plan, (ii) any Reportable Event shall occur with respect to any Plan, (iii) the filing under ERISA of a notice of intent to terminate any Plan or the termination of any Plan, (iv) any event or circumstance exists which might constitute grounds entitling the PBGC to institute proceedings under ERISA for the termination of, or the appointment of a trustee to administer, any Plan, or the institution of the PBGC of any such proceedings, or (v) complete or partial withdrawal under ERISA from any Multiemployer Plan or the reorganization, insolvency, or termination of any Multiemployer Plan, and in each of the foregoing cases, such event or condition, together with all other events or conditions, if any, could in the opinion of the Bank subject the Company or any Guarantor to any tax, penalty, or other liability to a Plan, the PBGC, or otherwise (or any combination thereof); or

          (g) Insolvency, Etc.  The Company, any Guarantor or any of their
              ----------------
Subsidiaries shall generally not pay its debts as they become due, or shall admit in writing its inability to pay its debts generally, or shall make a general assignment for the benefit of creditors, or shall institute, or there shall be instituted against the Company, any Guarantor or any of their Subsidiaries, any proceeding or case seeking to adjudicate it a bankrupt or insolvent or seeking liquidation, winding up, reorganization, arrangement, adjustment, protection, relief or composition of it or its debts under any law relating to bankruptcy, insolvency or reorganization or relief or protection of debtors or seeking the entry of an order for relief or the appointment of a receiver, trustee, custodian or other similar official for it or for any substantial part of its property, and, if such proceeding is instituted against the Company, any Guarantor or any of their Subsidiaries and is being contested by the Company, such Guarantor or such Subsidiary, as the case may be, in good faith by appropriate proceedings, such proceedings shall remain undismissed or unstayed for a period of 30 days; or the Company, any Guarantor or any of their Subsidiaries shall take any action (corporate or other) to authorize or further any of the actions described above in this subsection; or

          (h) Security Documents; Etc.  Any event of default described in any
              -----------------------
Security Document or Partnership Agreement shall have occurred and be continuing, or any material provision of any Security Document or Partnership Agreement shall at any time for any reason cease to be valid and binding and enforceable against any obligor thereunder, or the validity, binding effect or enforceability thereof shall be contested by any person, or any obligor shall deny that it has any or further liability or obligation thereunder, or any Security Document shall be terminated, invalidated or set aside, or be declared ineffective or inoperative or in any way ceases to give or provide to the Bank the benefits purported to be created thereby, or the Company shall not be the general partner of and operator under each Partnership.

       8.2  Remedies.
            --------

          (a) Upon the occurrence and during the continuance of any Event of Default, the Bank may, by notice to the Company (i) terminate the Commitment or
(ii) declare the outstanding principal of, and accrued interest on, the Note, all unpaid reimbursement obligations in respect of drawings under Letters of Credit and all other amounts due under this Agreement, to be immediately due and payable, or (iii) demand immediate delivery of cash collateral, and the Company agrees to deliver such cash collateral upon demand, in an amount equal to the maximum amount that may be available to be drawn at any time prior to the stated expiry of all outstanding Letters of Credit, or any one or more of the foregoing, or all of the above, whereupon the Commitment shall terminate forthwith and all such amounts, including such cash collateral, shall become immediately due and payable, or both, as the case may be, provided that in the
                                                          --------
case of any event or condition described in Section 8.1(g), the Commitment shall automatically terminate forthwith and all such amounts, including such cash collateral, shall automatically become immediately due and payable without notice; in all cases without demand, presentment, protest, diligence, notice of dishonor or other formality, all of which are hereby expressly waived. Such cash collateral delivered in respect of outstanding Letters of Credit shall be deposited in a special cash collateral account to be held by the Bank as collateral security for the payment and performance of the Company's obligations under this Agreement to the Bank.

          (b) Upon the occurrence and during the continuance of such Event of Default, the Bank may, in addition to the remedies provided in Section 8.2(a), enforce its rights either by suit in equity, or by action at law, or by other appropriate proceedings, whether for the specific performance (to the extent permitted by law) of any covenant or agreement contained in this Agreement or in any then outstanding Note or any Security Document or in aid of the exercise of any power granted in this Agreement, any then outstanding Note or any Security Document, and may enforce the payment of any then outstanding Note and any of the other rights of the Bank in any other agreement or available at law or in equity.

          (c) Upon the occurrence and during the continuance of any Event of Default hereunder, the Bank may at any time and from time to time, without notice to the Company or any Guarantor (any requirement for such notice being expressly waived by the Company and each Guarantor) set off and apply against any and all of the obligations of the Company or any Guarantor now or hereafter existing under this Agreement, the Note or any of the Security Documents, any and all deposits (general or special, time or demand, provisional or final) at any time held and other indebtedness at any time owing by the Bank to or for the credit or the account of the Company or any Guarantor and any property of the Company or any Guarantor from time to time in possession of the Bank, irrespective of whether or not the Bank shall have made any demand hereunder and although such obligations may be contingent and unmatured. The rights of the Bank under this Section 8.2(c) are in addition to other rights and remedies (including, without limitation, other rights of setoff) which the Bank may have.


       SECTION 9.   Guaranty.
                    --------

       As an inducement to the Bank to enter into the transactions contemplated by this Agreement, each Guarantor agrees with the Bank as follows:

       9.1  Guarantee of Obligations.
            ------------------------

          (a) Each Guarantor hereby (i) guarantees, as principal obligor and not as surety only, to the Bank the prompt payment of the principal of and any and all accrued and unpaid interest (including interest which otherwise may cease to accrue by operation of any insolvency law, rule, regulation or interpretation thereof) on the Advances, all Rate Hedging Obligations owing to the Bank and all other obligations of the Company to the Bank under this Agreement when due, whether by scheduled maturity, acceleration or otherwise, all in accordance with the terms of this Agreement, the Note, and any Rate Hedging Agreements with the Bank, including, without limitation, default interest, indemnification payments and all reasonable costs and expenses incurred by the Bank in connection with enforcing any obligations of the Company hereunder, including without limitation the reasonable fees and disbursements of counsel, (ii) guarantees the prompt and punctual performance and observance of each and every term, covenant or agreement contained in this Agreement, the Note and any Rate Hedging Agreements with the Bank to be performed or observed on the part of the Company and (iii) agrees to make prompt payment, on demand, of any and all reasonable costs and expenses incurred by the Bank in connection with enforcing the obligations of the Guarantors hereunder, including, without limitation, the reasonable fees and disbursements of counsel (all of the foregoing being collectively referred to as the "Guaranteed
                                                             ----------
Obligations").
-----------

          (b) If for any reason any duty, agreement or obligation of the Company contained in this Agreement shall not be performed or observed by the Company as provided therein, or if any amount payable under or in connection with this Agreement shall not be paid in full when the same becomes due and payable, each Guarantor undertakes to perform or cause to be performed promptly each of such duties, agreements and obligations and to pay forthwith each such amount to the Bank regardless of any defense or setoff or counterclaim which the Company may have or assert, and regardless of any other condition or contingency.

       9.2  Nature of Guaranty.  The obligations of the Guarantors hereunder
            ------------------
constitute an absolute and unconditional and irrevocable guaranty of payment and not a guaranty of collection and are wholly independent of and in addition to other rights and remedies of the Bank and are not contingent upon the pursuit by the Bank of any such rights and remedies, such pursuit being hereby waived by the Guarantors.

       9.3  Waivers and Other Agreements.  Each Guarantor hereby unconditionally
            ----------------------------
(a) waives any requirement that the Bank, upon the occurrence of an Event of Default first make demand upon, or seek to enforce remedies against the Company before demanding payment under or seeking to enforce the obligations of the Guarantors hereunder, (b) covenants that the obligations of the Guarantors hereunder will not be discharged except by complete performance of all obligations of the Company to the Bank, (c) agrees that the obligations of the Guarantors hereunder shall remain in full force and effect without regard to, and shall not be affected or impaired, without limitation, by any invalidity, irregularity or unenforceability in whole or in part of this Agreement or any other Operative Document, or any limitation on the liability of the Company thereunder, or any limitation on the method or terms of payment thereunder which may or hereafter be caused or imposed in any manner whatsoever (including, without limitation, usury laws), (d) waives diligence, presentment and protest with respect to, and any notice of default or dishonor in the payment of any amount at any time payable by the Company under or in connection with this Agreement or the Note, and further waives any requirement of notice of acceptance of, or other formality relating to, the obligations of the Guarantors hereunder and (e) agrees that the Guaranteed Obligations shall include any amounts paid by the Company to the Bank which may be required to be returned to the Company or to its representative or to a trustee, custodian or receiver for the Company.

       9.4  Obligations Absolute.  The obligations, covenants, agreements and
            --------------------
duties of the Guarantors under this Agreement shall not be released, affected or impaired by any of the following whether or not undertaken with notice to or consent of the Guarantors: (a) an assignment or transfer, in whole or in part, of the Advances made to the Company or of this

Agreement or the Note although made without notice to or consent of the Guarantors, or (b) any waiver by the Bank or by any other person, of the performance or observance by the Company of any of the agreements, covenants, terms or conditions contained in this Agreement or in the other Operative Documents, or (c) any indulgence in or the extension of the time for payment by the Company of any amounts payable under or in connection with this Agreement or any other Operative Document, or of the time for performance by the Company of any other obligations under or arising out of this Agreement or any other Operative Document, or the extension or renewal thereof, or (d) the modification, amendment or waiver (whether material or otherwise) of any duty, agreement or obligation of the Company set forth in this Agreement or any other Operative Document (the modification, amendment or waiver from time to time of this Agreement and the other Operative Documents being expressly authorized without further notice to or consent of the Guarantors), or (e) the voluntary or involuntary liquidation, sale or other disposition of all or substantially all of the assets of the Company or any receivership, insolvency, bankruptcy, reorganization, or other similar proceedings, affecting the Company or any of its assets, or (f) the merger or consolidation of the Company or the Guarantors with any other person, or (g) the release of discharge of the Company or the Guarantors from the performance or observance of any agreement, covenant, term or condition contained in this Agreement or any other Operative Document, by operation of law, or (h) any other cause whether similar or dissimilar to the foregoing which would release, affect or impair the obligations, covenants, agreements or duties of the Guarantors hereunder.

       9.5  No Investigation by Bank.  Each Guarantor hereby waives
            ------------------------
unconditionally any obligation which, in the absence of such provision, the Bank might otherwise have to investigate or to assure that there has been compliance with the law of any jurisdiction with respect to the Guaranteed Obligations recognizing that, to save both time and expense, each Guarantor has requested that the Bank not undertake such investigation. Each Guarantor hereby expressly confirms that the obligations of such Guarantor hereunder shall remain in full force and effect without regard to compliance or noncompliance with any such law and irrespective of any investigation or knowledge of the Bank of any such law.

       9.6  Indemnity.  As a separate, additional and continuing obligation,
            ---------
each Guarantor unconditionally and irrevocably undertakes and agrees with the Bank that, should the Guaranteed Obligations not be recoverable from the Guarantors under Section 9.1 for any reason whatsoever (including, without limitation, by reason of any provision of this Agreement or the Note or any other agreement or instrument executed in connection herewith being or becoming void, unenforceable, or otherwise invalid under any applicable law) then, notwithstanding any knowledge thereof by the Bank at any time, each Guarantor as sole, original and independent obligor, upon demand by the Bank, will make payment to the Bank of the Guaranteed Obligations by way of a full indemnity in such currency and otherwise in such manner as is provided in this Agreement and the Note.

       9.7  Subordination, Subrogation, Etc.  Each Guarantor agrees that any
            -------------------------------
present or future indebtedness, obligations or liabilities of the Company to any Guarantor shall be fully subordinate and junior in right and priority of payment to any present or future indebtedness, obligations or liabilities of the Company to the Bank. Each Guarantor waives any right of subrogation to the rights of the Bank against the Company or any other person obligated for payment of the Guaranteed Obligations and any right of reimbursement or indemnity whatsoever arising or accruing out of any payment which any Guarantor may make pursuant to this Agreement and the Note, and any right of recourse to security for the debts and obligations of the Company, unless and until the entire principal balance of and interest on the Guaranteed Obligations shall have been paid in full, and to the extent such Guarantor is an "insider" as defined in Section 101(2) of the United States Bankruptcy Code, such waiver shall be permanent and shall not be revoked or terminated in any event, including payment in full of the principal and interest of the Guaranteed Obligations.

       9.8  Waiver.  To the extent that it lawfully may, each Guarantor agrees
            ------
that it will not at any time insist upon or plead, or in any manner whatsoever claim or take any benefit or advantage of any applicable present or future stay, extension or moratorium law, which may affect observance or performance of the provisions of this Agreement or the Note; nor will it claim, take or insist upon any benefit or advantage of any present or future law providing for the evaluation or appraisal of any security for its obligations hereunder or the Company under this Agreement and under the Note prior to any sale or sales thereof which may be made under or by virtue of any instrument governing the same; nor will it, after any such sale or sales claim or exercise any right, under any applicable law, to redeem any portion of such security so sold.


       SECTION 10.  Miscellaneous.
                    -------------

       10.1  Amendments; Etc.  (a) No amendment, modification, termination or
             ----------------
waiver of any provision of this Agreement nor any consent to any departure therefrom shall be effective unless the same shall be in writing and signed by the Bank.

          (b) Any such amendment, waiver or termination shall be effective only in the specific instance and for the specific purpose for which given.

       10.2  Notices.  (a)  Except as otherwise provided in Section 10.2(c)
             -------
hereof, all notices, requests, consents and other communications hereunder shall be in writing and shall be delivered or sent to the Company and the Bank at the respective addresses for notices set forth on the signature pages hereof, or to such other address as may be designated by the Company or the Bank by notice to the other party hereto. All notices shall be deemed to have been given at the time of actual delivery thereof to such address, or if sent by the Bank to the Company by certified or registered mail, postage prepaid, to such address, on the fifth day after the date of mailing.

          (b) Notices by the Company to the Bank with respect to terminations or reductions of the Commitment pursuant to Section 2.2, requests for Advances pursuant to Section 3.1, requests for continuations or conversions of Loans pursuant to Section 3.4 and notices of prepayment pursuant to Section 4.1(b) shall be irrevocable and binding on the Company.

          (c) Any notice to be given by the Company to the Bank pursuant to Sections 3.1, 3.4 or 4.1(b) and any notice to be given by the Bank hereunder, may be given by telephone, by telex or by facsimile transmission and must be immediately confirmed in writing in the manner provided in Section 10.2(a). Any such notice given by telephone, telex or facsimile transmission shall be deemed effective upon receipt thereof by the party to whom such notice is given.

       10.3  Conduct No Waiver; Remedies Cumulative.  No course of dealing on
             --------------------------------------
the part of the Bank, nor any delay or failure on the part of the Bank in exercising any right, power or privilege hereunder shall operate as a waiver of such right, power or privilege or otherwise prejudice the Bank's rights and remedies hereunder; nor shall any single or partial exercise thereof preclude any further exercise thereof or the exercise of any other right, power or privilege. No right or remedy conferred upon or reserved to the Bank under this Agreement is intended to be exclusive of any other right or remedy, and every right and remedy shall be cumulative and in addition to every other right or remedy given hereunder or now or hereafter existing under any applicable law. Every right and remedy given by this Agreement or by applicable law to the Bank may be exercised from time to time and as often as may be deemed expedient by the Bank.

       10.4  Reliance on and Survival of Various Provisions.  All terms,
             ----------------------------------------------
covenants, agreements, representations and warranties of the Company or any Guarantor made herein or in any certificate or other document delivered pursuant hereto shall be deemed to be material and to have been relied upon by the Bank, notwithstanding any investigation heretofore or hereafter made by the Bank or on the Bank's behalf, and those covenants and agreements of the Company set forth in Section 10.5 hereof shall survive the repayment in full of the Advances and other obligations of the Company hereunder and under the Security Documents and the termination of the Commitment.

       10.5  Expenses; Indemnification.  (a) The Company agrees to pay and save
             -------------------------
the Bank harmless from liability for the payment of the reasonable fees and expenses of Messrs. Dickinson, Wright, Moon, Van Dusen & Freeman or any other counsel the Bank shall employ, in connection with the preparation, execution and delivery of this Agreement, the Note and the Security Documents and the consummation of the transactions contemplated hereby and in connection with any amendments, waivers or consents and other matters in connection therewith, and all reasonable costs and expenses of the Bank (including reasonable fees and expenses of counsel) in connection with any enforcement of this Agreement, the Note or the Security Documents.

          (b) In consideration of the execution and delivery of this Agreement by the Bank and the extension of the Commitment, the Company hereby indemnifies, exonerates and holds the Bank and each of its officers, directors, employees and agents (collectively, the "Indemnified Parties") free and harmless from and
                           -------------------
against any and all actions, causes of action, suits, losses, costs, liabilities and damages, and expenses incurred in connection therewith (irrespective of whether any such Indemnified Party is a party to the action for which indemnification hereunder is sought), including reasonable attorneys' fees and disbursements (collectively, the "Indemnified Liabilities"), incurred by the
                                  -----------------------
Indemnified Parties or any of them as a result of, or arising out of, or relating to:

          (i) any transaction financed or to be financed in whole or in part, directly or indirectly, with the proceeds of any Advance;

          (ii) the entering into and performance of this Agreement and any other agreement or instrument executed in connection herewith by any of the Indemnified Parties (including any action brought by or on behalf of the Company as the result of any determination by the Bank not to make any Advance);

          (iii) any investigation, litigation or proceeding related to any acquisition or proposed acquisition by the Company or any of its Subsidiaries of any portion of the stock or assets of any Person, whether or not the Bank is a party thereto;

          (iv) any investigation, litigation or proceeding related to any environmental cleanup, audit, compliance or other matter relating to any release by the Company or any of its Subsidiaries of any Hazardous Material or any violations of Environmental Laws; or

          (v) the presence on or under, or the escape, seepage, leakage, spillage, discharge, emission, discharging or releases from, any real property owned or operated by the Company or any Subsidiary thereof of any Hazardous Material (including any losses, liabilities, damages, injuries, costs, expenses or claims asserted or arising under any Environmental Law), regardless of whether caused by, or within the control of, the Company or such Subsidiary, except for any such Indemnified Liabilities arising for the account of a particular Indemnified Party by reason of the activities of the Indemnified Party on the property of the Company conducted subsequent to a foreclosure on such property by the Bank or by reason of the relevant Indemnified Party's gross negligence or willful misconduct or breach of this Agreement, and if and to the extent that the foregoing undertaking may be unenforceable for any reason, the Company hereby agrees to make the maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities which is permissible under applicable law. The Company shall be obligated to indemnify the Indemnified Parties for all Indemnified Liabilities subject to and pursuant to the foregoing provisions, regardless of whether the Company or any of its Subsidiaries had knowledge of the facts and circumstances giving rise to such Indemnified Liability.

          (c) The Company hereby indemnifies and agrees to hold harmless the Bank, and its officers, directors, employees and agents, harmless from and against any and all claims, damages, losses, liabilities, costs or expenses of any kind or nature whatsoever which the Bank or any such person may incur or which may be claimed against any of them by reason of or in connection with any Letter of Credit, and neither the Bank nor any of its officers, directors, employees or agents shall be liable or responsible for: (i) the use which may be made of any Letter of Credit or for any acts or omissions of any beneficiary in connection therewith; (ii) the validity, sufficiency or genuineness of documents or of any endorsement thereon, even if such documents should in fact prove to be in any or all respects invalid, insufficient, fraudulent or forged; (iii) payment by the Bank to the beneficiary under any Letter of Credit against presentation of documents which do not comply with the terms of any Letter of Credit, including failure of any documents to bear any reference or adequate reference to such Letter of Credit;

(iv) any error, omission, interruption or delay in transmission, dispatch or delivery of any message or advice, however transmitted, in connection with any Letter of Credit; or (v) any other event or circumstance whatsoever arising in connection with any Letter of Credit; provided, however, that the Company shall
                                      --------  -------
not be required to indemnify the Bank and such other persons, and the Bank shall be liable to the Company to the extent, but only to the extent, of any direct, as opposed to consequential or incidental, damages suffered by the Company which were caused by (A) the Bank's wrongful dishonor of any Letter of Credit after the presentation to it by the beneficiary thereunder of a draft or other demand for payment and other documentation strictly complying with the terms and conditions of such Letter of Credit, or (B) the Bank's payment by the Bank to the beneficiary under any Letter of Credit against presentation of documents which do not comply with the terms of the Letter of Credit to the extent, but only to the extent, that such payment constitutes gross negligence or willful misconduct of the Bank. It is understood that in making any payment under a Letter of Credit the Bank will rely on documents presented to it under such Letter of Credit as to any and all matters set forth therein without further investigation and regardless of any notice or information to the contrary, and such reliance and payment against documents presented under a Letter of Credit substantially complying with the terms thereof shall not be deemed gross negligence or willful misconduct of the Bank in connection with such payment.
It is further acknowledged and agreed that the Company may have rights against the beneficiary or others in connection with any Letter of Credit with respect to which the Bank is alleged to be liable and it shall be a precondition of the assertion of any liability of the Bank under this Section that the Company shall first have exhausted all remedies in respect of the alleged loss against such beneficiary and any other parties obligated or liable in connection with such Letter of Credit and any related transactions.

          (d) The Company hereby indemnifies and agrees to hold harmless the Bank, and its officers, directors, employees and agents, from and against any and all claims, damages, losses, liabilities, costs or expenses of any kind or nature whatsoever (including reasonable attorneys' fees and disbursements incurred in connection with any investigative, administrative or judicial proceeding whether or not such person shall be designated as a party thereto) which the Bank or any such person may incur or which may be claimed against any of them by reason of or in connection with entering into this Agreement or the transactions contemplated hereby, including without limitation those arising under Environmental Laws; provided, however, that the Company shall not be
                          --------  -------
required to indemnify the Bank or such other person, to the extent, but only to the extent, that such claim, damage, loss, liability, cost or expense is attributable to the gross negligence or willful misconduct of the Bank.

       10.6  Successors and Assigns.  (a)  This Agreement shall be binding upon
             ----------------------
and inure to the benefit of the parties hereto and their respective successors and assigns, provided that the Company may not, without the prior consent of the
             --------
Bank, assign its rights or obligations hereunder or under the Note or under any of the Security Documents and the Bank shall not be obligated to make any Advance hereunder to any entity other than the Company.

          (b) The Bank may sell a participation interest to any financial institution or institutions, and such financial institution or institutions may further sell, a participation interest (undivided or divided) in, the Advances and the Bank's rights and benefits under this Agreement, the Note and the Security Documents and to the extent of that participation, such participant or participants shall have the same rights and benefits against the Company under
Section 8.2(c) as it or they would have had if participation of such participant or participants were the Bank making the Advances to the Company hereunder. The Bank from time to time in its sole discretion may appoint agents for the purpose of servicing and administering this Agreement and the transactions contemplated hereby and enforcing or exercising any rights or remedies of the Bank provided under this Agreement, the Note, the Security Documents or otherwise. In furtherance of such agency, the Bank may from time to time direct that the Company provide notices, reports and other documents contemplated by this Agreement (or duplicates thereof) to such agent. The Company hereby consents to the appointment of such agent and agrees to provide all such notices, reports and other documents and to otherwise deal with such agent acting on behalf of the Bank in the same manner as would be required if dealing with the Bank itself.

          (c) The Bank may, in connection with any assignment or participation or proposed assignment or participation pursuant to this Section 10.6, disclose to the assignee or participant or proposed assignee or participant, any information relating to the Company, any Guarantor or any Subsidiary.

       10.7  GOVERNING LAW.  THIS AGREEMENT IS A CONTRACT MADE UNDER, AND THE
             -------------
RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF ILLINOIS APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED ENTIRELY WITHIN SUCH STATE WITHOUT GIVING EFFECT TO ANY CHOICE OF LAW PRINCIPLES OF SUCH STATE.

       10.8  Table of Contents and Headings.  The table of contents and the
             ------------------------------
headings of the various subdivisions hereof are for the convenience of reference only and shall in no way modify any of the terms or provisions hereof.

       10.9  Construction of Certain Provisions.  All computations required
             ----------------------------------
hereunder and all financial terms used herein shall be made or construed in accordance with GAAP unless such principles are inconsistent with the express requirements of this Agreement. If any provision of this Agreement refers to any action to be taken by any Person, or which such Person is prohibited from taking, such provision shall be applicable whether such action is taken directly or indirectly by such Person, whether or not expressly specified in such provision.

       10.10   Integration and Severability.  This Agreement embodies the entire
               ----------------------------
agreement and understanding between the Company, the Guarantors and the Bank, and supersedes all prior agreements and understandings, relating to the subject matter hereof. In case any one or more of the obligations of the Company or any Guarantor under this Agreement, the Note or any Security Document shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining obligations of the Company and the Guarantors shall not in any way be affected or impaired thereby, and such invalidity, illegality or unenforceability in one jurisdiction shall not affect the validity, legality or enforceability of the obligations of the Company or any Guarantor under this Agreement, the Note or any Security Document in any other jurisdiction.

       10.11    Interest Rate Limitation.  Notwithstanding any provisions of
                ------------------------
this Agreement, the Note or any Security Document, in no event shall the amount of interest paid or agreed to be paid by the Company exceed an amount computed at the highest rate of interest permissible under applicable law. If, from any circumstances whatsoever, fulfillment of any provision of this Agreement, the Note or any Security Document at the time performance of such provision shall be due, shall involve exceeding the interest rate limitation validly prescribed by law which a court of competent jurisdiction may deem applicable hereto, then, ipso facto, the obligations to be fulfilled shall be reduced to an amount
---- -----
computed at the highest rate of interest permissible under applicable law, and if for any reason whatsoever the Bank shall ever receive as interest an amount which would be deemed unlawful under such applicable law such interest shall be automatically applied to the payment of principal of the Advances outstanding and other obligations of the Company hereunder (whether or not then due and payable) and not to the payment of interest, or shall be refunded to the Company if such principal has been paid in full. Anything herein to the contrary notwithstanding, the obligations of the Company and the Guarantors under this Agreement shall be subject to the limitation that payments of interest shall not be required to the extent that receipt of any such payment by the Bank would be contrary to provisions of law applicable to the Bank which limits the maximum rate of interest which may be charged or collected by the Bank.

       10.12   Counterparts.  This Agreement may be executed in any number of
               ------------
counterparts, all of which taken together shall constitute one and the same instrument and any of the parties hereto may execute this Agreement by signing any such counterpart.

       10.13   Independence of Covenants.  All covenants hereunder shall be
               -------------------------
given independent effect so that if a particular action or condition is not permitted by any such covenant, the fact that it would be permitted by an exception to, or would be otherwise within the limitations of, another covenant shall not avoid the occurrence of a Default if such action is taken or such condition exists.

       10.14   Consent to Jurisdiction.  Notwithstanding the place where any
               -----------------------
liability originates or arises, or is to be repaid, any suit, action or proceeding arising out of or relating to this Agreement, any Security Document or the Note may be instituted in any court of competent jurisdiction in the State of Illinois, the Company and the Guarantors each hereby irrevocably waives any objection which it may have or hereafter has to the laying of such venue of any such suit, action or proceeding and any claim that any such suit, action or proceeding has been brought in an inconvenient forum, and the Company and the Guarantors each hereby irrevocably submits its person and property to the jurisdiction of any such court in any such suit, action or proceedings. Nothing in this Section 10.14 shall affect the right of the Bank to bring proceedings against the Company or any Guarantor or any of their property in the courts of any other court of competent jurisdiction.

       10.15   JURY TRIAL WAIVER.  THE BANK, THE COMPANY AND THE GUARANTORS,
               -----------------
AFTER CONSULTING OR HAVING HAD THE OPPORTUNITY TO CONSULT WITH COUNSEL, KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE ANY RIGHT ANY OF THEM MAY HAVE TO A TRIAL BY JURY IN ANY LITIGATION BASED UPON OR ARISING OUT OF THIS AGREEMENT OR ANY

RELATED INSTRUMENT OR AGREEMENT OR ANY OF THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT, THE NOTE OR THE SECURITY DOCUMENTS OR ANY COURSE OF CONDUCT, DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN) OR ACTIONS OF ANY OF THEM. NONE OF THE BANK, THE GUARANTORS NOR THE COMPANY SHALL SEEK TO CONSOLIDATE, BY COUNTERCLAIM OR OTHERWISE, ANY SUCH ACTION IN WHICH A JURY TRIAL HAS BEEN WAIVED WITH ANY OTHER ACTION IN WHICH A JURY TRIAL CANNOT BE OR HAS NOT BEEN WAIVED. THESE PROVISIONS SHALL NOT BE DEEMED TO HAVE BEEN MODIFIED IN ANY RESPECT OR RELINQUISHED BY THE BANK, THE GUARANTORS OR THE COMPANY EXCEPT BY A WRITTEN INSTRUMENT EXECUTED BY ALL OF THEM.

       IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered as of this 13/th/ day of March, 1997, which shall be the Effective Date of this Agreement, notwithstanding the day and year first above written.


Address for Notices:                   PETROLEUM DEVELOPMENT CORPORATION

103 E. Main Street
P.O. Box 26                            By: /s/ Dale G. Rettinger
Bridgeport, West Virginia 26330            -------------------------------
Attention: Dale G. Rettinger               Dale G. Rettinger
                                           Its: Executive Vice President
Telephone No: 1-800-624-3821
Telecopy No:  1-800-624-3821

                                       THE FIRST NATIONAL BANK OF CHICAGO


One First National Plaza               By: /s/ Joseph C. Giampetroni
                                           -------------------------------

--------------------------------------------------------------------------
10/th/ Floor, Suite 0362                   Joseph C. Giampetroni
Chicago, Illinois  60670                   Its: Vice President

Telephone No: (312) 732-1489
Facsimile No: (312) 732-3055



                                       GUARANTORS:

                                       PARAMOUNT TRANSMISSION CORPORATION

103 E. Main Street
P.O. Box 26                            By: /s/ Dale G. Rettinger
Bridgeport, West Virginia 26330            -------------------------------
Attention: Dale G. Rettinger               Dale G. Rettinger
                                           Its: Executive Vice President
Telephone No: 1-800-624-3821
Telecopy No:  1-800-624-3821

                                       PARAMOUNT NATURAL GAS COMPANY

103 E. Main Street
P.O. Box 26                            By: /s/ Dale G. Rettinger
Bridgeport, West Virginia 26330            -------------------------------
Attention: Dale G. Rettinger               Dale G. Rettinger
                                           Its: Executive Vice President
Telephone No: 1-800-624-3821
Telecopy No:  1-800-624-3821


                                       RILEY NATURAL GAS COMPANY


103 E. Main Street
P.O. Box 26                            By: /s/ Dale G. Rettinger
Bridgeport, West Virginia 26330            -------------------------------
Attention: Dale G. Rettinger               Dale G. Rettinger
                                           Its: Executive Vice President
Telephone No: 1-800-624-3821
Telecopy No:  1-800-624-3821